SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  /X/
Filed by a Party other than the Registrant /  /

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14-12

REWARD ENTERPRISES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:


(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4)  Proposed maximum aggregate value of transaction:


(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration No.:

(3)  Filing Party:

(4)  Date Filed:

                            REWARD ENTERPRISES, INC.
                         Unit 35 - 12880 Railway Avenue
                             Richmond, B.C.  V7E 6G4



August 3, 2001

To:     Stockholders of Reward Enterprises, Inc.

Dear Stockholders:

You are cordially invited to attend a Special Meeting of the Stockholders of Reward Enterprises, Inc. ("Reward"), a Nevada corporation, to be held in the Cambridge Room at the Wedgewood Hotel, 2nd Floor, 845 Hornby Street, Vancouver, BC on Wednesday August 15, 2001 at 1:00 p.m., Pacific Daylight Savings Time.

At this Special Meeting, you will be asked to consider and vote upon the approval of the following items:

1. For stockholders of Reward to consider and vote upon a proposal to approve the acquisition and Acquisition Agreement and Plan of Reorganization dated April 12, 2001 (the "Acquisition Agreement") by and among Reward, on the one hand, and Q Presents, Inc. ("Q Presents"), a California corporation, on the other hand, whereby Q Presents will be acquired by Reward (the "Acquisition") with Reward as the parent corporation (the "Parent Entity") and Q Presents being a 100% owned subsidiary of Reward, on the terms and conditions set forth in the Acquisition Agreement, a copy of which is attached to the Proxy Statement as Exhibit A. The Acquisition Agreement calls for the issuance of 6,000,000 shares of Reward common stock, par value $0.001 per share, in exchange for all the issued and outstanding common stock, $1.00 par value, of Q Presents;

2. For stockholders of Reward to consider and vote upon a proposal to approve the change in the name of Reward to "Q Presents, Inc." The proposed name change for Reward will provide association of the post-acquisition company with Q Presents' current business;

3. For stockholders to consider and vote upon a proposal to elect Warren Withrow, Edward Withrow III, and Ron Hall as the directors of the Parent Entity; (The new Directors intend to vote upon and approve Warren Withrow as President and Edward Withrow III as the Secretary and Treasurer of the Parent Entity subsequent to the Acquisition.);

4. For stockholders to consider and vote upon a proposal to require a 100% affirmative vote of the shareholders prior to any "roll-back" in the number of issued and outstanding shares as of the date of the close of the Acquisition;

5. For stockholders to consider and vote upon a proposal that there will be no SEC registration for sale of the shares issued to Q Presents' shareholders in connection with the Acquisition for a period of one year from the date of the Acquisition Agreement; and

6. To transact such other business as may properly come before the Special Meeting of Stockholders of Reward or any adjournment thereof.

Reward is a publicly-listed company, quoted on the NASDAQ Over-The-Counter Bulletin Board (the "OTC-BB") under the symbol "RWDE."

Q Presents has developed and is executing a business strategy in which it provides innovative online event management and marketing automation solutions for the convention and trade show industries. To date, Q Presents has focused its efforts on the development of its business plan and website and the development of "The Q", the technological platform for its intended services.

The Board of Directors of Reward (the "Board") has carefully reviewed and considered the terms and conditions of the proposed Acquisition and the Acquisition Agreement. A copy of the Acquisition Agreement is attached hereto as Exhibit A. The Board has unanimously approved the Acquisition and the Acquisition Agreement and recommends that the stockholders of Reward vote FOR approval of the Acquisition, the name change, the election of Warren Withrow, Edward Withrow III, and Ron Hall as Directors, the restriction on the "roll-back" of the number of issued and outstanding shares, and the one-year restriction on the registration with the SEC for the sale of the shares issued to the Q Presents shareholders in connection with the Acquisition.

While the Board is confident that the Parent Entity can effectively oversee the assets of both companies and further develop the Q Presents business strategy, there can be no assurances that the combined entities will in fact be able to do so. Therefore, Reward shareholders are urged to read the enclosed Proxy Statement and the Acquisition Agreement, attached as Exhibit A, and to carefully consider the description of the prospective business, including the information under the heading "Risks of Q Presents' Business" in the Proxy Statement.

Enclosed are a Notice of Special Meeting, a Proxy Statement, and a Proxy Card. Please give this information your careful attention. They provide a detailed description of the proposed transactions. Approval by a majority of the shares of Reward Common Stock entitled to vote at the Special Meeting is required for approval of the Acquisition. Your vote is important; no matter how large or small your share holdings.

In view of the importance of the action to be taken, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the enclosed envelope, whether or not you plan to attend the Special Meeting.

Sending in your proxy now will not interfere with your right to attend Special Meeting or to vote your shares personally at the Special Meeting if you wish to do so.



Sincerely,

/s/ Brian C. Doutaz

Brian C. Doutaz, President

                            REWARD ENTERPRISES, INC.
                         Unit 35 - 12880 Railway Avenue
                             Richmond, B.C.  V7E 6G4

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                            REWARD ENTERPRISES, INC.

                           TO BE HELD ON AUGUST 15, 2001


August 3, 2001

To the Stockholders of Reward Enterprises, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Reward Enterprises, Inc. ("Reward"), a Nevada corporation, will be held in the Cambridge Room at the Wedgewood Hotel, 2nd Floor, 845 Hornby Street, Vancouver BC, on Wednesday, August 15, 2001, at 1:00 p.m. Pacific Daylight Savings Time, for the following purposes:

1. For stockholders of Reward to consider and vote upon a proposal to approve the acquisition and Acquisition Agreement and Plan of Reorganization dated April 12, 2001 (the "Acquisition Agreement") by and among Reward, on the one hand, and Q Presents, Inc. ("Q Presents"), a California corporation, on the other hand, whereby Q Presents will be acquired by Reward (the "Acquisition") with Reward as the parent corporation (the "Parent Entity") and Q Presents being a 100% owned subsidiary of Reward, on the terms and conditions set forth in the Acquisition Agreement, a copy of which is attached to the Proxy Statement as Exhibit A. The Acquisition Agreement calls for the issuance of 6,000,000 shares of Reward common stock, par value $0.001 per share, in exchange for all the issued and outstanding common stock, $1.00 par value, of Q Presents;

2. For stockholders of Reward to consider and vote upon a proposal to approve the change in the name of Reward to "Q Presents, Inc." The proposed name change for Reward will provide association of the post-acquisition company with Q Presents current business;

3. For stockholders to consider and vote upon a proposal to elect Warren Withrow, Edward Withrow III, and Ron Hall as the directors of the Parent Entity; (The new Directors intend to vote upon and approve Warren Withrow as President and Edward Withrow III as the Secretary and Treasurer of the Parent Entity subsequent to the Acquisition.);

4. For stockholders to consider and vote upon a proposal to require a 100% affirmative vote of the shareholders prior to any "roll-back" in the number of issued and outstanding shares as of the date of the close of the Acquisition;

5. For stockholders to consider and vote upon a proposal that there will be no SEC registration for sale of the shares issued to Q Presents' shareholders in connection with the Acquisition for a period of one year from the date of the Acquisition Agreement; and

6. To transact such other business as may properly come before the Special Meeting of Stockholders of Reward or any adjournment thereof.


Only stockholders of record at the close of business on June 30, 2001 are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof. Approval of the Acquisition, the Acquisition Agreement, and the transactions contemplated thereby, the name change, the election of proposed directors, the restriction on the roll-back on the number of issued and outstanding shares, and the one-year restriction on the registration with the SEC for the sale of shares issued to the Q Presents shareholders in connection with the Acquisition requires the affirmative vote of the holders of a majority of the shares of Reward Common Stock entitled to vote at the Special Meeting of Stockholders of Reward.

Dissenters' Rights for Plan of Exchange. Stockholders may be entitled to assert certain Dissenters' Rights under Nevada Corporate Code, Chapter 92(a), sections 300-500. Please see Exhibit B, which sets forth the Nevada Corporate Code (Chapter 92(a), sections 300-500 applicable for Appraisal Rights.

THE BOARD OF DIRECTORS OF REWARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ACQUISITION, THE ACQUISITION AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED THEREBY, THE NAME CHANGE, THE PROPOSED DIRECTORS, AND THE RESTRICTIONS ON THE ROLL-BACK OF SHARES AND SEC FILINGS FOR THE SALE OF SHARES ISSUED TO THE Q PRESENTS SHAREHOLDERS IN CONNECTION WITH THE ACQUISITION.

By Order of the Board of Directors of Reward Enterprises, Inc.


Brian C. Doutaz, President


WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY IF YOU WISH. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                            REWARD ENTERPRISES, INC.
                         Unit 35 - 12880 Railway Avenue
                             Richmond, B.C.  V7E 6G4

                                 PROXY STATEMENT

       For the Special Meeting of Stockholders of Reward Enterprises, Inc.
                           to be held on August 15, 2001

This Proxy Statement is being furnished to the stockholders of Reward Enterprises, Inc. ("Reward"), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of Reward (the "Board") from the holders of outstanding shares of common stock of Reward for use at the Special Meeting of Reward Stockholders.

The purpose of the Reward Special Meeting is to consider and vote upon the following:

1. For stockholders of Reward to consider and vote upon a proposal to approve the acquisition and Acquisition Agreement and Plan of Reorganization dated April 12, 2001 (the "Acquisition Agreement") by and among Reward, on the one hand, and Q Presents, Inc. ("Q Presents"), a California corporation, on the other hand, whereby Q Presents will be acquired by Reward (the "Acquisition") with Reward as the parent corporation (the "Parent Entity") and Q Presents being a 100% owned subsidiary of Reward, on the terms and conditions set forth in the Acquisition Agreement, a copy of which is attached to the Proxy Statement as Exhibit A. The Acquisition Agreement calls for the issuance of 6,000,000 shares of Reward common stock, par value $0.001 per share, in exchange for all the issued and outstanding common stock, $1.00 par value, of Q Presents;

2. For stockholders of Reward to consider and vote upon a proposal to approve the change in the name of Reward to "Q Presents, Inc." The proposed name change for Reward will provide association of the post-acquisition company with Q Presents' current business;

3. For stockholders to consider and vote upon a proposal to elect Warren Withrow, Edward Withrow III, and Ron Hall as the directors of the Parent Entity; (The new Directors intend to vote upon and approve Warren Withrow as President and Edward Withrow III as the Secretary and Treasurer of the Parent Entity subsequent to the Acquisition.);

4. For stockholders to consider and vote upon a proposal to require a 100% affirmative vote of the shareholders prior to any "roll-back" in the number of issued and outstanding shares as of the date of the close of the Acquisition;

5. For stockholders to consider and vote upon a proposal that there will be no SEC registration for sale of the shares issued to Q Presents' shareholders in connection with the Acquisition for a period of one year from the date of the Acquisition Agreement; and

6. To transact such other business as may properly come before the Special Meeting of Stockholders of Reward or any adjournment thereof.

All information contained in this Proxy Statement pertaining to Reward has been supplied by Reward. All information contained in this Proxy Statement pertaining to Q Presents has been supplied by Q Presents. No person is authorized to give any information or to make any representations other than those contained herein and, if given or made, such information or representations must not be relied upon as having been authorized. The delivery of this document shall under no circumstances create an implication that there has been no change in the affairs of Reward or Q Presents since the date hereof or that the information herein is correct as of any time subsequent to its date.

This Proxy Statement, the accompanying Notice of Meeting, and the other documents enclosed herewith are dated August 3, 2001 and are being first mailed to the stockholders of Reward on or about August 3, 2001.

THE ACQUISITION AGREEMENTS, THE PLAN OF EXCHANGE, AND THE SPECIAL MEETING

The following is a brief summary of certain information contained elsewhere in this Proxy Statement, and additional information concerning the Special Meeting. It is not a complete description of all material information regarding Reward or Q Presents and the matters to be considered at the Special Meeting, and is qualified in all respects by the appearing elsewhere in this Proxy Statement and the Exhibits hereto. A copy of the Acquisition Agreement is set forth as Exhibit A to this Proxy Statement and reference is made thereto for a complete description of the terms of such document.

The Special Meeting
The Special Meeting will be held at 1:00 p.m., local time, on Wednesday, August 15, 2001, in the Cambridge Room at the Wedgewood Hotel, 2nd Floor, 845 Hornby Street, Vancouver, B.C. The purpose of the Special Meeting of Stockholders of Reward is to consider and vote to approve the Acquisition, the Acquisition Agreement, and the transactions contemplated thereby: the Name Change and the election of proposed directors. The Board of Directors of Reward has fixed the close of business on June 30, 2001 as the record date for determining stockholders entitled to vote at the Special Meeting (the "Record Date"). As of such date, there were 16,470,000 shares of common stock, par value $0.001, of Reward issued and outstanding and therefore entitled to be voted at the Special Meeting, and there were approximately 34 stockholders of record or through registered clearing agents.

The presence, in person or by proxy, of holders of 10% of the issued and outstanding shares of Reward Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at such Special Meeting.

The enclosed proxy is solicited on behalf of the Board of Reward for use in connection with the Special Meeting and adjournment or adjournments thereof. Holders of Reward Common Stock are requested to complete, date, and sign the accompanying proxy and return it promptly to Reward in the enclosed envelope. Failure to return a properly executed proxy or to vote at the Special Meeting will have the same effect as a vote against approval of the Acquisition, the Acquisition Agreement, and the transactions contemplated thereby: the Name Change, the nominees for directors, the limitations on the "roll-back" of the issued shares and the registration with the SEC for the sale of the shares issued in connection with the Acquisition, and any other proposal to be considered at the Special Meeting.

A stockholder who has executed and delivered a proxy may revoke it at any time before it is voted by giving a later written proxy or by giving written revocation to Brian C. Doutaz, President of Reward, provided such later proxy or revocation is actually received by Reward before the vote of the stockholders, or by voting in person at the Special Meeting. Any stockholder attending the Special Meeting may vote in person whether or not a proxy has been previously filed. The shares represented by all properly executed proxies received in time for the Special Meeting, unless revoked, will be voted in accordance with the instructions therein. If instructions are not given, properly executed proxies received will be voted FOR approval of the applicable agreements and any other proposal to be considered at the applicable Special Meeting.

Reward's management is not aware of any business to be acted upon at the Special Meeting other than approval of the proposal to approve the Acquisition, the Acquisition Agreement and the transactions contemplated thereby: the Name Change, the election of proposed directors and the limitations on the "roll-back" of the issued shares and the registration with the SEC for the sale of the shares issued in connection with the Acquisition. If other matters are properly brought before the Special Meeting, or any adjournment thereof, the enclosed proxy, if properly signed, dated and returned, will be voted in accordance with recommendation of the Board of Reward, or, if the there is no such recommendation, in the discretion of the individual(s) named as proxy therein.

Background of and Reasons for the Acquisition and Name Change; Recommendation of Board of Directors
Reward Enterprises, Inc. (the "Company") was incorporated under the laws of the State of Nevada on December 12, 1997, as Sports Entertainment Productions, Inc. to engage in the business of Internet entertainment.

A business plan was developed based on a market analysis of the gaming industry whereby the Company would establish a virtual casino Web site under the name "CasinoReward.com". It was the intention of management to offer on the Internet, casino-style gaming opportunities including baccarat, blackjack and poker through a wholly owned subsidiary corporation. CasinoReward.com would be accessible to customers with a minimal hardware configuration and a direct PPP Internet connection. All games will be provided in a Windows-based, menu driven format with "point and click" interactivity. At that time, there were very few Internet based virtual casinos and management believed it had a reasonable head start on potential competition.

Persons who wished to gamble would be able to subscribe for membership over the Internet by completing an application form appearing at the website. Part of the application process required that the subscriber open an account and make a minimum deposit into such account. The account would be domiciled offshore and all moneys would be deposited there and winnings paid from there to the customer. All games would be conducted pursuant to house rules and advantages that would be published at the website and which are as favourable or more favourable than those used by major land based casinos.

In June, 1998, the Company raised $10,000 through the sale of 10,000,000 shares of common stock at a price of $0.001 per share through private placements with 14 shareholders, such proceeds being used to pay for incorporation and other start-up costs.

In July 1998, the Company changed its name to Reward Enterprises, Inc. and the share capital was reverse split on the basis of 10 old shares becoming 1 new share, resulting in the issued and outstanding capital being reduced to 1,000,000 shares of common stock.

During this period the Company's president, was involved in a number of other projects and Reward was left to review its options and other business opportunities in the on-line entertainment business as little progress was made in acquiring what the Board determined to be a quality software package although a number were reviewed including that of Starnet Communications Inc ("Starnet"). In February 1999 the Company's president, Mr. Cox, was introduced to Mr. Gerald
W. Williams, an associate through Mr. Frank J. Rigney, who was a Reward shareholder and business associate of both men. Mr. Williams had contacts in the worldwide Internet gaming software business and in the gaming industry in general as well as with a number of individuals who had invested in other companies with Mr. Williams in the past.

Mr. Williams set about reviewing all the available gaming software programs and met with a number of the vendors of such software including those of Starnet and Chartwell Technologies, Inc. ("Chartwell") and other major providers. He then established a new offering memorandum and updated the business plan to move forward into the worldwide Internet gaming field.

Mr. Williams revised the business plan to broaden its scope to include other on-line marketing opportunities in the entertainment business and to ensure compliance with what was becoming a more regulated environment in the virtual casino industry. To that end he set about to ensure that use of the Company's gaming website would be available to any person of legal majority age residing in a jurisdiction in which Internet gaming was legal. This restriction was to be a cornerstone of the Company's policy to ensure that it remained within the laws of jurisdictions in which it intended to become recognized. For persons living in jurisdictions such as the United States and Canada where Internet gaming is generally considered to be illegal the business plan envisioned a "free" game area where those persons visiting the site who did not wish to gamble would be able to play the games free of charge and still derive an entertainment value from visiting. Revenues in the free games area were to be derived from advertising, merchandise sales, other entertainment options, which would be developed and added over time, as well as fees charged for various services. Revenues in the gaming area would be derived from gaming operation in much the same way as in land-based casinos.

As the Internet domain name "CasinoReward.com" had not previously been reserved or applied for by previous management, the Company set about acquiring the name through Internic, the manager of domain names in the United States. In addition, enquiries were made of trademark attorneys as to costs and benefits associated with obtaining a trademark for the domain name that the Board of Directors believed to have significant value to the Company.

In April 1999, the Company was successful in raising $171,000 through the sale to 18 private investors of a total 1,400,000 shares at a price of $0.01 per share and 315,000 shares at a price of $0.50 per share. These funds were raised to allow the Company to acquire a software licence for its business, develop its Web site "CasinoReward.com", complete accounting and audit functions, provide working capital and file a Form 10SB registration statement with the Securities & Exchange Commission.

The Board of Directors then set about negotiating the best agreement possible with the various Internet gaming software vendors and on June 15, 1999 were successful in entering into a non-exclusive software gaming licence with Chartwell to provide the gaming software for the Company's CasinoReward.com Web site as well as to provide the back-end management functions for the casino games and to establish a free gaming or entertainment site. The selected software was a customized Java-based full service gaming system which included twelve casino games, a back-end administrative utility with remote access, I.P. Tracking, e-Commerce software and technical support and is currently licensed to companies at a number of other Internet sites.

One of the most significant advantages of the Chartwell system and programs was that the games were Java based and would reside on the Company's server. The Company believed that its ability to compete favourably would be enhanced by the fact that the Chartwell software is Java based which allows users to log on to the CasinoReward.com site and begin play immediately after completion of financial arrangements. Many Internet gaming sites utilize software written in languages other than Java, which require users to obtain a disk or CD-ROM in order to play, or are required to spend lengthy periods of time downloading software programs or upgrade "patches" to their CD based system. In addition, it was planned that the communication infrastructure for the Company's server would be fibre optic based, thus allowing more traffic to access the site at any one time as compared to standard copper wire lines. This eliminated the need to locate servers in a number of offshore locations.

Pursuant to the terms of the license agreement with Chartwell, the Company paid Chartwell $20,000 upon the execution of the agreement and made one additional payment of $10,000 in October 1999. In addition, the Company paid Chartwell $8,000 for the purchase of a server and associated software. Chartwell would also receive 30% of the Company's gross revenues from its gaming operations up to a maximum of $100,000; 20% thereafter, up to a maximum of $1,000,000; and 15% of the Company's gross revenues from gaming thereafter. Upon the execution of the agreement, the Company paid Chartwell $5,000 for its assistance in the design and development of the CasinoReward.com Web site and agreed to pay Chartwell an additional $5,000 at a later date. The initial agreement was for a period of two years and was renewable thereafter at the Company's option, provided that the Company made a written election to renew the same at least 90 days prior to the termination date. In late 1999, the Web site was accepted by all parties as being ready for launch.

In 1999, the Company also made enquiries regarding establishing a subsidiary on the island of Nevis, part of St. Kitts and Nevis in the West Indies. The Board of Directors was especially concerned about the legalities of the on-line gaming business and reviewed a number of options and jurisdictions before electing to establish a subsidiary company in Nevis for the management of the funding aspects of the Web Site and to ensure that the Company was not breaking any United States federal or state laws by operating a virtual gaming entity within the United States. The Company had also instituted an internal policy stating "the Corporation's policy will be to accept subscriptions from persons believed to reside in jurisdictions that are not known to expressly prohibit Internet gaming"; i.e., where Internet gaming is legal and acceptable and therefore the Company needed to establish business operations outside of the United States for that specific purpose. After review, on July 22, 1999, Reward Nevis Group Inc. was formally incorporated. In anticipation of the Acquisition of Q Presents, the Company sold its interest in Reward Nevis Group Inc. to an unrelated party by Agreement dated April 25, 2001, for nominal consideration.

At the same time, based on advice from tax attorneys, the Board determined that it would be advantageous to establish a second subsidiary to act as a holding company for the Nevis subsidiary and to minimize the tax burdens imposed on domestic corporations. Frequently this is referred to as a "Caribbean sandwich"; it would not sever the Company's ties with the United States but would reduce taxes payable on earnings. Again, after much review and counsel and the obtaining of Bermudan opinions, on August 06, 1999 the new holding company, Reward International Group Inc., was formed in Bermuda. Ironically, less than a year later the newly formed Bermuda government enacted legislation that made Internet gambling or holdings of Internet gaming operations by Bermudan corporations to be illegal under various laws of the island state. As a result of this legislative change, the Company dissolved Reward International Group Inc. on November 3, 2000.

In September 1999, the Company filed a Form 10-SB with the Securities & Exchange Commission and became a fully reporting issuer on September 13, 1999.

Once the Web site was set to become operational it became necessary to secure additional capital in order to properly promote and market the Company, its objectives and the CasinoReward.com site.

Meetings were held in late 1999 and continuing through 2000 with various brokerage houses and institutional investors seeking the capital that was required to initiate and manage the business plan. These meetings took place in Los Angeles and Palm Springs, California, Las Vegas, Nevada and Vancouver, B.C. and continued by telephone and conference call well into the latter part of 2000. Mr. Williams and Mr. Rigney travelled to Los Angeles and Palm Springs on six occasions and to Las Vegas twice. In addition Mr. Dinning met with potential investors in Phoenix, Arizona.

Certain of the institutional investors expressed a concern with the legal issues related to on-line gaming in North America and noted that the Company would have to ensure that major volume was generated from outside the continent. To that end, the Board attempted an alliance with a group in the United Kingdom due to the large gaming interest that exists in the UK.

In addition meetings were held with operators of a land-based casino in the Dominican Republic, which was interested in teaming up their land-based operations with the virtual presence of Reward. The objectives were to be mutual business strengths. Part of the objective would be that CasinoReward would cross advertise the land-based casino and would award prizes for stays at the casino. So-called "high rollers" would be given the opportunity to stay at the land-based casino and gamble there at reduced rates. Casino Reward would solicit on-line gamblers and would have visitors referred to its operations who visited the land based site. Other synergies would be developed over time.

Board members met with and had contacts with other businesses that were considered to be complimentary to the virtual casino business. Many of the investors and some potential clients who had beta tested the Chartwell software and who had viewed the CasinoReward Web site indicated that the Company needed a more substantial business base. An attempt was made to joint venture with an on-line bingo site as well other projects that were ancillary to the main business of the Company.

Discussions were held with another virtual casino operator regarding the possibility of a merger between the two companies as it was felt that the Chartwell software was superior and when combined with the other company's existing audience of players a viable business could be formed. By attending such events as the World Gaming Conference, considered to be the worldwide authority and meeting place for Internet gaming, management made many contacts and was prepared to enter into a number of support contracts for products and services as soon as the Web site became operational. These included new banking facilities, credit facilitators, operators, technical and customer service call centers.

Throughout this period the Company experienced a number of additional challenges, both internal and external that slowed the development of the business plan.

During 1999 and 2000 legislation before the United States Senate and Congress which would have the effect of not allowing U.S. residents to participate in

Internet gaming created a significant level of uncertainty as to the future viability of the Internet gaming industry if the companies involved intended to accept and live by the legislation. Certain U.S. states have enacted legislation that prohibits Internet gaming either in the state or by residents of that state. The Company had stated in its Form 10-SB submission to the United States Securities and Exchange Commission that "the Corporation's policy will be to accept subscriptions from persons believed to reside in jurisdictions that are not known to expressly prohibit Internet gaming", relatively simple task accomplished through IP tracking. Residents of Canada currently face that prohibition and the United States has not determined federally what direction it will eventually take.

When the Company's business plan was developed it was believed that bills such as those authored by Senator John Kyle (R., Arizona) would either be defeated in the Senate or Congress or would die a natural death from lack of support. Such did not happen and the aura of uncertainty continues to prevail to this day even though there are a number of Internet gaming sites based in non-North American jurisdictions that do, in fact, accept wagers from residents of the United States and Canada. In addition, in mid 2000, the Australian government, which had been favourably disposed to Internet gaming, had a working group to assist the industry in locating to Australia and previously welcomed the industry, placed a moratorium on further Internet gaming site licences.

Delays in completing the Company's goals were caused when it took longer than anticipated to obtain the required clearances to be quoted on the Over-the-Counter Bulletin Board (OTC-BB). Without liquidity in the shares of the Company some investors refrained from investing until they were assured that the Company was operational and, therefore, viable.

This level of uncertainty carried over in to the public markets and it became increasingly difficult to raise the capital required to make the Casinoreward.com Web site operational, let alone build it into a profitable business as public markets virtually crashed in mid 2000. This uncertainty eliminated a number of potential investors. Members of the Board of Directors were unable to locate private investors for the Company either individually or thorough broker-dealers. Consultants the Company sought to retain to assist in the raising of working capital were unable to do so partially because of the uncertainty in the marketplace as well as because of the challenges in the public markets during the latter eight months of 2000.

Following the decline in the equity markets in early and mid 2000, success in seeking private placements or other equity funding in Internet based companies became almost impossible. Finally, in late 2000, the Board of Directors recognized that if any shareholder value was to be preserved the Company had to face the fact that it was not going to be able to develop its business plan further. At that time, the Board commenced seeking other opportunities for development, merger or acquisition and continuation of the Company's existence.

At this time, the Board approached Chartwell regarding a release from the licence agreement, under which the Company remained bound. A Mutual Release And Termination Agreement was eventually entered into on April 05, 2001.

During its three-year existence, the Company expended significant time, effort and money in failed attempts execute its business plan. In total the Board of Directors was able to fund the Company with almost $450,000 from its inception on December 12, 1997 to the end of March 2001. $263,000 was expended on consulting fees through this period which provided much of the information required to develop the business model, the business plan itself, and securing information on the best providers of gaming software and analysis of the software's viability as well as pay-backs to the gambler. Management and outside general consulting is also included in this sum. Legal and other professional fees totalled $77,221, which included filing costs as well as legal and trademark advice and included the costs of the establishment of the Company's subsidiaries in Bermuda and Nevis. Travel and related expenditures totalled $21,196 as some of the trips and visits made by the directors were done so at their own expense and were not claimed or reimbursed. Office and administration costs have been kept to a minimum with total expenditures of $17,755. Office space was provided at no cost to the Company by one of the directors. The Company lost $65,160 on its failed effort to get the CasinoReward web site operational and all of the costs that went in to the license fee, the server and the actual Web site development were written off when the Chartwell Agreement was finally terminated.

During February 2001, the management of Q Presents, contacted Reward regarding a possible acquisition or merger. Q Presents had developed a business plan in which it will provide innovative online event management and marketing automation solutions for convention and trade show industries. In order to secure the additional financing required allowing Q Presents to bring the business plan into operation, Q Presents sought a publicly traded entity that would provide a public valuation of the business strategy and increased exposure and access to equity financing.

In Reward's view, the proposed acquisition of Q Presents would allow Reward to divest itself of its original, and as yet unsuccessful, business plan of offering online gambling services, and to acquire another business ready to begin operations and that has the ability to attract additional financing to further development and implementation of the business strategy. This planned acquisition, if successful, is meant to provide Reward's stockholders with the potential for, although not the assurance of, an increase in the value of their shares at some time in the future without the need for additional investment on their part.

As of the date of this Proxy Statement, the Company has loaned $140,000 to Q Presents in order to continue to finance Q Presents' ongoing operations. The monies loaned are secured by a promissory note payable that bears interest at the discount rate as established by the Federal Reserve Bank of San Francisco plus two percent.

The Acquisition
Reward has entered into an Acquisition Agreement with Q Presents. The Acquisition Agreement provides that Q Presents will be acquired by Reward (the "Parent Entity") and Q Presents will be its 100% owned subsidiary. As consideration therefore, all the issued and outstanding shares of the Q Presents capital stock will be exchanged for an aggregate of 6,000,000 common shares of the capital stock, $0.001 par value, of Reward. Reward, as the Parent Entity, will subsequently change its name to Q Presents Inc. Immediately prior to the closing of the Acquisition, Reward will have 16,470,000 common shares issued and outstanding. Upon the closing of the Acquisition and concurrent with the authorization for the issuance of the 6,000,000 shares of common stock, $0.001 par value, of Reward to be issued to the shareholders of Q Presents, the cancellation of 10,200,000 shares of the common stock of Reward currently held by Reward officers and directors, there shall be a total of 12,270,000 shares of common stock issued and outstanding in the post-acquisition Parent Entity.

The following table shows the number of issued and outstanding shares of common stock, $0.001 par value, of Reward Pre-Proposed Acquisition and Post-Proposed
Acquisition:

--------------------------------------------------------------------------------
       Shareholder                     # Shares held          # Shares held
                                      Pre-Acquisition          Post-Acquisition
--------------------------------------------------------------------------------
    Current Reward Shareholders(1)(5)    5,640,000           5,640,000
--------------------------------------------------------------------------------
    Q Presents Affiliates(2)(3)              -0-             4,800,000
--------------------------------------------------------------------------------
    Other Q Presents Shareholders (3)        -0-             1,200,000
--------------------------------------------------------------------------------
    Brian C. Doutaz (4)                 10,450,000             450,000
--------------------------------------------------------------------------------
    Robert Dinning (4)                     380,000             180,000
--------------------------------------------------------------------------------
    Ron Hall (4)                             -0-                 -0-
--------------------------------------------------------------------------------
      TOTAL                             16,470,000          12,270,000
--------------------------------------------------------------------------------

(1)     Current Shareholders of Reward - Approximately 34 Individuals and
        Corporations
(2)     Current Officers and/or Directors of Q Presents
(3)     Current Shareholders of Q Presents
(4)     Current Officer and/or Director of Reward
(5) Current Shareholders of Reward also hold 675,000 options allowing the option holder to purchase up to 675,000 common shares of Reward at a price of $0.25 per common share. These options may be exercised on or before October 31, 2001.

Additional terms and conditions of the Acquisition are set forth below and in the Acquisition Agreement, which is attached as Exhibit A. Shareholders of Reward are urged to review these items carefully.

There are certain conditions to the closing of the Acquisition before the Acquisition will be consummated, including the completion of due diligence to each party's satisfaction and the affirmative vote of the shareholders of both companies, and the transaction is not free from risk. There can be no assurances that the Acquisition will be approved, or, if it is approved that the Acquisition will be closed.

If the Acquisition and Name Change are approved, Reward will amend its articles of incorporation to change its name to Q Presents, Inc., and remain a Nevada corporation. If the Acquisition is not approved, or if the Acquisition is not closed for whatever reason, Reward may continue to look for other operating businesses to acquire and/or merge with.

Vote Required
Approval of the Acquisition, the Acquisition Agreement and the transactions contemplated thereby: the Name Change, the election of the proposed directors, the restriction on the "roll-back" of the number of issued and outstanding shares, and the one-year restriction on the registration with the SEC for the sale of shares issued to the Q Presents shareholders in connection with the Acquisition will require the affirmative vote of a majority of the holders of the outstanding shares of Reward common stock. The directors and officers of Reward beneficially owned as of the Record Date and are entitled to vote 10,830,000 of the total of 16,470,000 issued and outstanding shares of Reward common stock at the Special Meeting. Thus, directors' and officers' shares represent 65.7% of the outstanding shares entitled to vote. A failure to return the enclosed proxy or a vote to abstain will have the same effect as a vote against approval of the Plan of Exchange.

The consummation of the Acquisition also requires the approval of the Board of Directors of Q Presents and a majority of the issued and outstanding shares of Q Presents. As of the date of this Proxy Statement, the Q Presents Board and Shareholders have not yet approved the Acquisition, the Acquisition Agreement, and the transactions contemplated thereby.

Dissenters' Rights for Plan of Exchange
Stockholders may be entitled to assert certain Dissenters' Rights under Nevada Corporate Code, Chapter 92(a), sections 300-500. Please see Exhibit B, which sets forth the Nevada Corporate Code (Chapter 92(a), sections 300-500 applicable to Appraisal Rights.)

Expenses and Fees
The Acquisition Agreement provides that the Parent Entity will bear and pay all costs and expenses incurred by the parties in connection with the transactions contemplated by the Acquisition and the Acquisition Agreement, including fees and expenses of their respective accountants and counsel, mailing fees, and transfer agent and related fees. It is expected that the total of such expenses and fees will be approximately $25,000.

The Proposed Directors
The backgrounds of the proposed directors of the Parent Entity are as follows:

Edward W. Withrow III, Director
Edward Withrow is a Co-Founder, Co-CEO and Co-Chairman of Q Presents. Mr. Withrow has been responsible for the development of Q Present's business model and implementation. Additionally, Mr. Withrow has been responsible for securing the financing required to bring the Q Presents fully operational. As such, Mr. Withrow has been responsible for negotiating and facilitating the current proposed merger between Q Presents and Reward.

Prior to starting Q Presents, Mr. Withrow was a Co-Founder, officer and director of SimplyFamily.com, Inc., a leading family-orientated web portal. During his three years with SimplyFamily, Mr. Withrow was responsible for development of the business model, securing $1.6 million in financing for the company and the hiring of key operations staff.

From 1993 to 1998, Mr. Withrow was a founder and partner in The Withrow Group, a consulting firm providing services for the negotiation and management of strategic alliances, financial partnerships and acquisitions primarily in the entertainment industry.

Edward Withrow is the brother of Warren Withrow.

Warren K. Withrow, Director
Warren Withrow is a Co-Founder, Co-CEO and Co-Chairman of Q Presents. Mr. Withrow has been responsible for the development of Q Presents' business model and the underlying technological platform. Mr. Withrow has also been responsible for negotiating and facilitating the current proposed merger between Q Presents and Reward.

Prior to starting Q Presents, Mr. Withrow was a Co-Founder, officer and director of SimplyFamily.com, Inc., a leading family-orientated web portal. During his three years with SimplyFamily, Mr. Withrow was responsible for development of the business model and execution of the business plan, securing $1.6 million in financing for the company and the hiring and management of the company's 28 staff members. Additionally, Mr. Withrow was responsible for developing and structuring strategic relationships with outside companies using the SimplyFamily portal.

From 1993 to 1998, Mr. Withrow was a founder and partner in The Withrow Group, a consulting firm providing services for the negotiation and management of strategic alliances, financial partnerships and acquisitions primarily in the entertainment industry. During his time with The Withrow Group, Mr. Withrow developed a number of international financial and co-production partnerships as well as an innovative video distribution method.

Warren Withrow is the brother of Edward Withrow.

Ron Hall, Director
Ron Hall is an Executive Vice-President and Co-Founder of DigitalGen, a developer of computer search engine technology and the successful online shopping portal BrandNameStores.com. In his current position, Mr. Hall leads BrandNameStores.com's efforts to attract international vendors to the portal.

Prior to setting up DigitalGen in 1998, Mr. Hall served as a regional manager for IDG, the world's leading computer book and magazine publisher. In his six years with IDG, Mr. Hall established himself as a top revenue producer with over $9 million annually. During his tenure with IDG, Mr. Hall was responsible for the acquisition of many major corporate accounts including Hewlett Packard, Sun Microsystems, Intel, Novell and Oracle.

From 1990 to 1992, Mr. Hall was a Vice-President with The Stillman Group responsible for representing nine publications in the competitive advertising marketplace and from 1984 to 1990; Mr. Hall was a district director with the copier company Pitney Bowes, Inc.

Management After the Plan of Acquisition
Immediately before and immediately after the closing of the Acquisition Agreement, assuming that the nominated directors are approved and the Acquisition is closed, the management of Reward will be as follows:


Reward Pre-Acquisition:
Name                              Age             Position
--------------------------      ----------     ---------------------------------
    Brian C. Doutaz                56          Director, President/Secretary
    Robert Dinning                 60          Director
    Ron Hall                       42          Director/Treasurer

Reward Post-Acquisition:
Name                              Age             Position *
--------------------------      ----------     ---------------------------------
    Edward Withrow III             36          Director
    Warren Withrow                 34          Director
    Ron Hall                       42          Director


* Please note that the Post-Acquisition Board of Directors will vote to appoint Warren Withrow as the President and Edward Withrow III the Secretary and Treasurer of the Parent Entity subsequent to the close of the Acquisition.

A list of the existing Q Presents' management team, detailing the individuals' positions with the Company and background summary, can be viewed under Description of Q Presents - "Management" within this document.

Reward's Employees and Facilities
Reward currently has no employees. Immediately after the closing of the proposed transactions, the Parent Entity will have four (4) employees.

Reward currently pays no rent for office space, which is provided free by one of the directors of the Company. Immediately after the closing of the proposed transactions, the Parent Entity expects to utilize the existing offices of Q Presents, which are located at 1918 Main Street, 3rd Floor, Santa Monica, California 90405 and are subleased from SimplyFamily.com, Inc., a related company, at a cost of $5,000.00 per month.

Management Compensation
Currently, Reward pays no compensation to its officers and directors. On May 1, 1999, Reward entered into a consulting agreement with the Company's current president Brian Doutaz whereby Mr. Doutaz would receive $2,500.00 per month for his management services. The payment for services to Mr. Doutaz was cancelled as of October 31, 2000 by the mutual agreement of the parties. This agreement has been terminated and a mutual release provided by both parties as of the date of the Acquisition Agreement.

Additionally, on September 1, 2000, Reward entered into a consulting agreement with the Company's former treasurer Robert Dinning whereby Mr. Dinning would be compensated on an "as billed" basis for certain financial and accounting services provided to the Company. This agreement has been terminated and a mutual release provided by both parties as of the date of the Acquisition Agreement.

Subsequent to the closing of the Acquisition, the Parent Entity may enter into compensation agreements with senior management and certain key employees of Q Presents as are considered appropriate and approved by the Board of Directors.

Selected Financial Data
The following tables present for selected historical periods financial data for Reward. This information is based on the financial statements of Reward. The financial statements (including notes) of Reward, included as Exhibit C hereto, should be read in conjunction herewith.

Reward Selected Financial Data:

                                        Three Mos.          Year      Inception
                                            Ended          Ended             to
                                          Mar. 31        June 30        Mar. 31
                                             2001           2000           2001
                                       ----------     ----------     ----------
Income Statement -

Net Revenues                           $        0     $        0     $        0
Total Costs and Expenses                   14,299        228,659        380,172
Net Loss from Operations                  (79,459)       (62,506)      (445,332)
Net Loss                                  (54,459)       (62,506)      (420,332)

                                          Mar. 31        June 30        June 30
                                             2001           2000           1999
                                       ----------     ----------     ----------
Balance Sheet
Total Assets                           $   95,937     $   94,249     $  171,279
Total Liabilities                               0        214,100         72,500
Stockholder Equity (Deficit)               95,937       (119,851)        98,779
Total Liabilities & Stockholders Equity    95,937         94,249        171,279

Q Presents Selected Financial Data

The following tables present for selected historical periods financial data of Q Presents. This information is based on the financial statements of Q Presents.

The financial statements of Q Presents (including notes), included as Exhibit D hereto, should be read in conjunction herewith.

                                                                   Inception to
                                                                   May 31, 2001
                                                                   ------------
Income Statement -

Net Revenues                                                       $          0
Total Expenses                                                          (12,567)
Net Loss from Operations                                                (12,567)
Net Loss                                                                (12,567)

Balance Sheet                                                      May 31, 2001
                                                                   ------------

Total Assets                                                       $     72,961
Total Liabilities                                                        84,528
Stockholder Equity (Deficit)                                            (11,567)
Total Liabilities & Stockholders Equity                                  72,961


Stock Ownership of Reward and Q Presents

Reward's Current Ownership
The following table sets forth information regarding the beneficial ownership of Reward at the date hereof:

Name                         Shares                  Percentage
-----------------------   --------------         --------------------
Brian C. Doutaz (1)        10,450,000                63.4%
Robert Dinning (1)            380,000                 2.3%
Ron Hall (1)                        0                 0.0%
Other Shareholders (2)      5,640,000                34.3%
                          --------------         --------------------
    TOTAL                  16,470,000                 100%

(1) Officers and Directors of Reward beneficially own 65.7 % of the issued common stock.
(2) Current Shareholders of Reward also hold 675,000 options allowing the option holder to purchase up to 675,000 common shares at a price of $0.25 per common share. These options may be exercised on or before October 31, 2001.

Q Presents' Current Ownership
Q Presents currently has 1,000 shares of common stock issued and outstanding to 16 shareholders. Each share of Q Presents common stock will be exchanged for 6,000 shares of Reward common stock. The following table sets forth information on the stock ownership of the Q Presents' officers and directors, including affiliates, at the date hereof and the corresponding number of shares of Reward stock that will be held at the close of the Acquisition.

                               # Q Presents Shares           # Of Reward Shares
Q Presents Shareholder                Owned                    to be Exchanged
-----------------------      -----------------------      ----------------------
Warren Withrow                         400                      2,400,000
Edward W. Withrow                      400                      2,400,000
                             -----------------------      ----------------------

Officers/Directors as a Group          800                      4,800,000
                             -----------------------      ----------------------

All Other Shareholders                 200                      1,200,000
                             -----------------------      ----------------------

    TOTAL                            1,000                      6,000,000
                             -----------------------      ----------------------



OTHER INFORMATION RELATING TO PRINCIPAL STOCKHOLDERS AND MANAGEMENT OF REWARD

Compensation of Reward Management
Currently, no compensation is paid to Reward's officers or Directors. On May 1, 1999, Reward entered into a consulting agreement with the Company's president Brian Doutaz whereby Mr. Doutaz would receive $2,500.00 per month for his management services. The payment for services to Mr. Doutaz was cancelled as of October 31, 2000 by the mutual agreement of the parties. This agreement has been terminated and a mutual release provided by both parties as of the date of the Acquisition Agreement.

On September 1, 2000, Reward entered into a consulting agreement with the Company's treasurer Robert Dinning whereby Mr. Dinning would be compensated on an "as billed" basis for certain financial and accounting services provided to the Company. This agreement has been terminated and a mutual release provided by both parties as of the date of the Acquisition Agreement.

There has been no formal policy put in place as to compensation for the Officers and Directors of the Parent Entity subsequent to the Acquisition closing. Any decisions with respect to compensation of Officers and Directors will be subject to Board approval by the new Directors.

OTHER INFORMATION RELATING TO PRINCIPAL STOCKHOLDERS AND MANAGEMENT OF Q
PRESENTS

Management
The following are the current Officers and Directors of Q Presents:

Name                        Position
-------------------         -------------------------
Edward Withrow III          Co-CEO/Director
Warren Withrow              Co-CEO/Director

Edward W. Withrow III, Co-CEO and Director
------------------------------------------

Edward Withrow is a Co-Founder, Co-CEO and Co-Chairman of Q Presents. Mr. Withrow has been responsible for the development of Q Present's business model and implementation. Additionally, Mr. Withrow has been responsible for securing the financing required to bring the Q Presents fully operational. As such, Mr. Withrow has been responsible for negotiating and facilitating the current proposed merger between Q Presents and Reward.

Prior to starting Q Presents, Mr. Withrow was a Co-Founder, officer and director of SimplyFamily.com, Inc., a leading family-orientated web portal. During his three years with SimplyFamily, Mr. Withrow was responsible for development of the business model, securing $1.6 million in financing for the company and the hiring of key operations staff.

From 1993 to 1998, Mr. Withrow was a founder and partner in The Withrow Group, a consulting firm providing services for the negotiation and management of strategic alliances, financial partnerships and acquisitions primarily in the entertainment industry.

Edward Withrow is the brother of Warren Withrow.

Warren K. Withrow, Co-CEO and Director
--------------------------------------
Warren Withrow is a Co-Founder, Co-CEO and Co-Chairman of Q Presents. Mr. Withrow has been responsible for the development of Q Present's business model and the underlying technological platform. Mr. Withrow has also been responsible for negotiating and facilitating the current proposed merger between Q Presents and Reward.

Prior to starting Q Presents, Mr. Withrow was a Co-Founder, officer and director of SimplyFamily.com, Inc., a leading family-orientated web portal. During his three years with SimplyFamily, Mr. Withrow was responsible for development of the business model and execution of the business plan, securing $1.6 million in financing for the company and the hiring and management of the company's 28 staff members. Additionally, Mr. Withrow was responsible for developing and structuring strategic relationships with outside companies using the SimplyFamily portal.

From 1993 to 1998, Mr. Withrow was a founder and partner in The Withrow Group, a consulting firm providing services for the negotiation and management of strategic alliances, financial partnerships and acquisitions primarily in the entertainment industry. During his time with The Withrow Group, Mr. Withrow developed a number of international financial and co-production partnerships as well as an innovative video distribution method.

Warren Withrow is the brother of Edward Withrow.

Compensation of Q Presents Management
Q Presents has no formal employment contracts with its key employees, officers and/or directors. There has been no formal policy put in place as to compensation for the Officers and Directors of the Parent Entity subsequent to the Acquisition closing. Any decisions with respect to compensation of Officers and Directors will be subject to Board approval by the new Directors.

DESCRIPTION OF Q PRESENTS

The following information concerning Q Presents and its business has been provided by Q Presents for inclusion in this Proxy Statement. This information is confidential. The information contained herein does no purport to be all-inclusive or to contain all the information that prospective investor may desire. This information contains statements that constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements that express or involve discussions with respect to predictions, business strategy, budgets, developments, opportunities or projects, the expected timing of transactions or other expectations or beliefs, plans, objectives, assumptions or future events or performance are not statements of historical fact and may be "forward-looking statements". Forward looking statements are based on expectations, estimates and projections known at the time the statements are made that involve a number of known and unknown risks and uncertainties which could cause actual results or events to differ materially from those anticipated by Q Presents.

Company Summary
In March 2001, Q Presents was formed to provide innovative event management and marketing automation solutions to take advantage of the meeting, hotel, trade show and convention industries.

To date, little has been done to provide hotel, conference and event planners with an inclusive platform that offers a customizable Internet and/or Intranet registration and management solution that is customized and personalized to fill the needs of the event holder, the sponsoring company and its attendees. Q Presents fills these needs through "The Q", a customizable Internet and Intranet registration and management application.

The Company generates revenue through: licensing its "Q" automated event management services and related supported offerings; licensing its Intranet and online services; sales of dedicated advertising; sales of related merchandise; and through its promotion and publicity services.

In addition to its "Q" services, the Company plans to target small to medium size business with its multi-tiered, customizable online promotion services and marketing tools. These services include: custom company Internet sites, product catalogs, branded email, mailing list management; search engine submission and rankings; company intranet, file storage and sharing; promotion and publicity tools; newsletters and live conferencing.

The Company has initially targeted the hotel conference industry customer base for the launch of its "Q" services. Management believes that penetration into "chain hotels will optimize its sales and marketing efforts in the initial year of operation.

Through external sourcing and logistics networks the Company intends to realize operational efficiencies and customer support proficiencies. These combined elements result in a profit-oriented formula. To date the Company has focused on the development of its business plan and the development of "The Q" technological platform and has not yet experienced any revenue.

Over the long term, Management believes that Q Presents will evolve into a media holding company through the aggregation of cash flow positive media and promotion businesses that compliment the Company's long-term strategic high growth oriented business plan.

The Company has developed a highly effective marketing strategy built on viral marketing, strategic alliances and partnerships. The result is a multiple marketing and distribution network with an extensive coverage of the Company's target market at a minimal expense, allowing the Company to reach profitability in the shortest possible time frame.

Products and Services
Q Presents intends to deliver a reliable, customizable and personalized experience to its customers at all points of contact. As the Company grows, it believes the provision of dependable products and services and strong and consistent solution oriented services, combined with quick and accurate ease of registration and evaluation with an emphasis on customer care, will enable the Company to grow its customer base, and thus increase sales and market share.

Q-Presents guarantees success in planning anything from a one-day meeting to an extensive conference. With one comprehensive web site, Q Presents empowers event planners to market, manage and execute meetings, trade shows and conventions with the most up-to-date technology. From online registration and hotel bookings to travel and destination information, planners can complete every aspect of the attendee's journey, bypassing their need to go through any other site. The Company's dynamic Internet-based solution instantly organizes information and streamlines it into the format specific to planners needs. Utilization of Q Presents' products will improve attendance and increases attendee satisfaction without requiring the event planner to ever leave their desk. With the simple, accessible tools at Q-presents event planners can efficiently plan and execute the most demanding events with the ease by use of the Company's automated, cutting-edge system developed through consultation with event planners for event planners.

The Company's core product is its "Q" automated event management services and related supported offerings.

The "Q Solution" provides:

*     Customized and personalized event marketing and registration web sites

*     Corporate and attendee registration for events and sub-events
*     Targeted communication via e-mail
*     Travel reservations
*     Event registration confirmations and reminders
*     Detailed attendee destination information
*     Updates and real-time reports
*     Surveying and profiling

In addition to its "Q" services, the Company targets small to medium size business with its multi-tiered, customizable online promotion services and marketing tools. These service include: custom company Internet sites, product catalogs, branded email, mailing list management; search engine submission and rankings; company intranet, file storage and sharing; promotion and publicity tools; newsletters and live conferencing.

Market Analysis
Q Presents will be a competitor in the Customer Relationship Management ("CRM") market, an industry that Advanced Marketing Research expects to reach $16.8 billion by the year 2003. CRM solutions are critical to businesses and growing in popularity because they enhance the way corporations exchange information with customers. To date, CRM solutions have focused mainly on sales-force automation and call center solutions. Although these solutions are very good at retaining existing customers, they do not focus on reaching new customers through events.

Management and marketing automation solutions are the fastest growing area of CRM because they help corporations reach new customers while at the same time retaining existing customers. Although the marketing automation sub-market is in its infancy, the Aberdeen Group expects it to reach $3 billion by the year 2003.

The lack of rapid growth in the Marketing Automation market has been the result of the fact that to date marketing organizations have not had the time or budget for large application deployments. Management and marketing automation solutions can now be delivered via Internet services paid on a monthly basis helping corporations automate management and marketing processes without requiring them
to deploy their own applications.   Q Presents focuses on the largest growth
segment of this market, the event automation sector.

On average, corporations spend 25-45% of their annual sales and marketing budget on events. Enterprise event expenditures have doubled in the past three years and have become the fastest growing segment of marketing expenditures after the expenditures on Internet-based marketing. As the Internet economy adapts to balance the traditional brick and mortar enterprises, events will become more and more important. Corporations will place greater reliance on enterprise event management solutions from companies like Q Presents to effectively generate, manage and evaluate their return on investment from events.

Both the overall CRM and the Event Automation sub-market are fragmented with no single participant having a dominant position. Currently, numerous entities share various segments of the $3 billion (2003) market. Of the numerous companies offering either partial or complete event planning services, Management believes that SeeYouThere.com, PassKey.com and B-there.com will be significant competitors.

Marketing Strategy
In order to accelerate its marketing and sales activities, the Company is implementing a strategy of engaging in strategic marketing and joint venture partnerships with high profile events and corporations. This strategy will accelerate the expansion of market share and brand recognition while minimizing capital expenditures and significantly reducing customer acquisition costs.

The Company will utilize integrated promotional and public relation campaigns with its strategic partners to effectively capitalize on the related exposure.

Strategic Alliances
The Company sees strategic alliances, particularly with well established or "legacy brick & mortar" event and media companies that cater to its targeted customer base as critical in enhancing its customer acquisition efforts and expanding "brand" recognition while mitigating the risks associated with traditional media campaigns.

Revenues
The Q Presents business model is based on multiple revenue sources. The following is a list of the services and/or products the Company plans to offer to its customers:

1. Service Fees - The Company will realize revenue through the charging of service fees associated with the creation of a web-based marketing presence for individual events. This service entails the utilization of marketing materials from the event and incorporating them into a web-based presentation that promotes and develops the event brand.
2. Online Registration Fees - The Company will derive revenue from the application of a fee for usage of online event registration features for specific promoted events.
3. Server Fees - Some companies may wish to have a dedicated server "on site" at their event with the capability of integrating third-party enterprise applications. The Company will generate revenue for the supply and administration of the onsite server.
4. Customized Web Sites - The Company will offer customized web sites for exhibitors and other interested parties participating at specific events. The Company will charge services for development of such sites and associated applications such as e-mail capability.
5. Subscription Fee for Event and Meeting Planners - The Company will realize revenue by charging periodic subscription fees to event and meeting planners with a customer base of 1000 attendees or more. Subscription will allow subscribers 24 hour a day access to a number of online services including group e-mailing and promotion. Fees charged will be based on subscription length, amount of usage, and services provided.

In summary, Q Presents' projected revenues come from the following sources:

    Revenue Source                             Percentage
--------------------------        ----------------------------------
Service Fees                                    80%
Online Registration Fees                        15%
Server Fees                                 Less than 5%
Customized Web Sites                        Less than 5%
Subscription Fees                           Less than 5%


Revenues projected from 2001 through 2005 are expected to be:

                                      2001              2002             2003              2004             2005
Total Revenues                   $   994,329        $ 3,071,202      $ 7,148,911       $12,227,699      $15,307,329
Total Operating Expenses         $   904,840        $ 2,702,658      $ 6,005,085       $10,271,267      $12,398,936
Net Income from Operations       $    89,489        $   368,544      $ 1,143,826       $ 1,956,432      $ 2,908,393

Risks of Q Presents' Business
The business of Q Presents involves a number of risks and uncertainties that could cause actual results to differ materially from results projected in any forward-looking statement in this report. These risks and uncertainties include the risks set forth below. Q Presents securities are speculative, and investment in securities involves a high degree of risk and the possibility that the investor will suffer the loss the entire amount invested.

Limited Operating History; History of Losses; Increased Expenses
Q Presents was organized in March of 2001 and therefore has only a limited operating history upon which an evaluation of its business and prospects can be based. The Company has had no revenues since inception, and there can be no assurance that in the future the Company will be profitable on a quarterly or annual basis. In addition, the Company plans to substantially increase its operating expenses to further develop its technological capabilities, expand its sales and marketing operations, broaden its customer support capabilities and increase its administration resources. In view of the preliminary nature of the Company's business, and limited operating history, the current reported financial information provided for the Company should not be relied upon as an indication of future performance.

Need for Additional Financing
As the Company currently has no revenue, financing of the Company's operations and implementation of its business plan will necessitate substantial additional funding. The Company expects to be able to meet its financial obligations only for the next few months. There is no assurance that, after such period, the

Company will be able to secure financing or that adequate financing will be obtained on terms favorable to the Company. Failure to obtain adequate financing could result in significant delays in the development/implementation of the Company's business strategy, the development of new products and/or services, postpone or limit the entry into new markets, and/or require a substantial curtailment of its operations. The Company will require additional working capital to complete the development of its business strategy and generate revenue adequate to cover its operating and other expenses.

Unpredictability of Future Revenues: Potential Fluctuations in Quarterly Results As a result of the Company's limited operating history and the nature of the market in which it competes, the Company is unable to forecast its revenues accurately. The Company's current and future expense levels are based largely on its investment plans and estimates of future revenue and are to large extent fixed. The Company may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. Accordingly, any significant shortfall in revenue in relation to the Company's planned expenditures would have an immediate adverse effect on the Company's business, financial condition and results of operations. Further, in response to changes in the competitive environment, the Company may from time to time make certain pricing, service or marketing decisions that could have a material adverse effect on the Company's business, financial condition, operating results and cash flows.

Developing Market; e-Commerce; and the Internet are developing Markets
The Company's long-term viability is substantially dependent upon the ability of the Company to make available its event management and related services in the e-commerce marketplace. There can be no assurance that the Company will be able to attract a large enough customer base to its services. Demand and market place acceptance of e-commerce solutions is subject to a high level of uncertainty and there exists only a few proven business models. The Internet may not prove to be a viable medium for the development of such services because of the inadequate development of the necessary infrastructure such as a reliable network backbone, delayed development or implementation of enabling technologies such as high speed communication lines. The Internet has experienced, and is expected to continue to experience, significant growth in the number of users and amount of traffic. There can be no assurance that the Internet infrastructure will continue to be able to support the demands placed on it by this continued growth. In addition, delays in the development or implementation of new standards and protocols to handle increased levels of Internet activity or increased governmental regulation could slow or even stop the growth of Internet-based commerce. Additionally, critical issues concerning the commercial use of the Internet, such as security and reliability, remain unresolved and may adversely affect the growth of Internet use and/or the attractiveness of using the Internet for commerce. As the exchange of information (particularly sensitive information) is new and evolving, there can be no assurance that the Internet will prove to be a long-term viable medium for e-commerce. The failure to resolve critical issues concerning the use of the Internet, the failure to develop the necessary infrastructure, or failure of the Internet to continue to develop rapidly as viable commerce medium, would have a material adverse effect on the Company's business, financial condition, operating results, and cash flows.

Unproven Acceptance of the Company's Service
The Company is in the early stages of implementing its business strategy that includes securing additional financing, expanding staff resources, facilities, equipment and network capabilities. The Company will need to raise additional capital to completely implement its business strategy. As a result, the Company does not know if its services will be accepted in the marketplace. If the Company's services are not accepted or do not attract a sufficient share of the market, the Company's financial condition, operating results and cash flows would be materially adversely affected.

Dependence on Key Personnel
The Company's performance and future operating results are substantially dependent on the continued service and performance of its senior management and key technical personnel. The Company intends to hire a significant number of additional technical and sales personnel in the next year. Competition for such personnel is strong and there can be assurance that the Company will be able to retain its key technical, sales and managerial employees. The loss of the services of any of the Company's senior management or other key employees could have a material adverse effect upon the Company's business, financial condition, operating results and cash flows. Currently the Company does not maintain "key man" insurance for any of its senior management or key employees.

Competition
The e-commerce market in which the Company plans to operate is rapidly developing and is highly competitive. Many of the Company's competitors have substantially greater financial, technical, and marketing resources than the Company. The Company will be competing against a number of companies of varying sizes and resources. This competition may result in a loss of potential clients, reduction in sales, or additional price competition, any of which could have a material adverse effect on the Company's operating results. In addition, existing competitors may continue to broaden their product lines and/or services by entering or increasing their focus on similar solutions, resulting in the greater competition for the Company. Many of the Company's potential competitors may have substantially longer operating histories, larger customer bases, greater name recognition, and significantly greater financial, marketing and other resources than the Company. In addition, competitors may be acquired by, received investments from, or enter into other commercial relationships with larger, well-established, and well-financed companies as the use of the Internet and other e-commerce operations increase. Many of the Company's competitors may be able to respond more quickly to changes in customer preferences, devote greater resources to marketing and promotional campaigns, develop more advanced information systems, adopt more aggressive pricing, and devote substantially more resources to Internet site and systems development than the Company.

It is also possible that new competitors or alliances among competitors within the marketplace may emerge and rapidly acquire market share. Increased competition may result in reduced operating margins, loss of market share, and a diminished view of the Company, any one of which could materially adversely affect the Company's business, operating results, and financial condition.
There can be no assurance that the Company will be able to compete successfully against current or future competitors or alliances of such competitors, or that competitive pressures faced by the Company will not materially affect its business, financial condition, operating results and cash flows.

Uncertainty of Business Model
It is uncertain whether the Company's business will be an attractive value-added service to the e-commerce marketplace or that the Company will be able to generate significant revenue in order to cover the cost of developing and the further marketing of its services. Even if the Company is successful in establishing operations with its proposed services, it is uncertain whether it will be able to establish itself further within the industry.

Risks of Potential Government Regulation
The Company is not certain how its business may be affected by the application of existing, proposed or future laws and regulations governing the provision of e-commerce solutions. It is possible that future application of existing, proposed or future laws to the Company's business could reduce the demand for its services or increase the cost of doing business as a result of increased litigation costs or increased service costs.

Intellectual Property Rights
The Company's success may be dependent on the ability to protect its intellectual property rights. The Company will likely rely on trademark, patent, copyright and trade secrets laws as well as non-disclosure agreements and other contractual provisions to both establish and maintain its intellectual property rights.

As part of its confidentiality procedures, the Company will enter into non-disclosure and confidentiality agreements with its key employees, consultants, and business partners and limit access to and distribution of its technology, documentation and other proprietary information. Despite the Company's efforts to protect its intellectual property rights, unauthorized third parties, including competitors, may from time to time copy or reverse engineer certain portions of the Company's technology and use such to create products and/or services competitive with the Company's services.

Risks Specific to Reward's Business

Risk of Acquisition
An Acquisition Agreement has been signed between Reward and Q Presents. There are, however, conditions precedent to the Closing of the Acquisition, including, but not limited to, the completion of due diligence to each party's satisfaction and approval by the shareholders of Q Presents, which may or may not be fulfilled or completed. Accordingly, there can be no assurances that the Acquisition will in fact be consummated.

Need for Capital
Reward will need to raise capital to finance the Q Presents operating business. There can be no assurances that Reward will be able to obtain the necessary financing in the amounts and on the timetable needed for development of the Q Presents business, or if financing is available, that it will be available on terms and conditions that are satisfactory to Reward.

Competition
Q Presents' business faces competition in the e-commerce services marketplace. Competitors may included companies that significantly larger than the Parent Entity, companies that have been in business for a longer period of time and have established relationships, companies that have competitive or better technology, companies with strong management teams and access to superior research and development, and companies that are better funded. Accordingly, there can be no assurance that the Parent Entity will be able to achieve and/or maintain a competitive position in its chosen market.

Dependence on Key Personnel
The Parent Entity will, after closing the Acquisition and thereafter for the foreseeable future, be dependent on the skills of the Q Presents management team. The loss of key personnel or the inability to attract, retain and motivate key personnel could adversely affect the Parent Entity's business operations. The Parent Entity, a present, has no plans to maintain "key man" life insurance on any employees.

Lack of Active Public Market
Reward Common Stock is currently listed for trading on the OTC Bulletin Board. There is a limited public market for Reward Common Stock and there can be no assurance that the public market will continue or develop in the future.
Holders of Reward Common Stock may therefore have difficulty selling their stock. The OTC Bulletin Board is generally considered less efficient than the securities markets such as the NYSE, NASDAQ or other national exchange. Any market price for Reward's Common Stock may not necessarily bear any relationship to Reward's book value, assets, historical operating results, financial condition or any other established criterion of value and may not be indicative of the market price in the future. The market price may be volatile depending on the Company's business performance, industry dynamics, news announcements, and changes in general economic conditions and other factors extraneous to the Company.

Control by Principal Stockholders
Assuming the transactions contemplated by this Proxy Statement are completed, the Officers, Directors and affiliates of Q Presents will own in aggregate approximately 39.1% of the Parent Entity's Common Stock immediately after the closing of the Acquisition and the transactions contemplated thereby.

Acquisition - Potential Dilution
The purchase price of the Reward stock in the acquisition was reached by negotiation between the parties. These prices or values are not necessarily based on any market price, appraised value, book value, or other objective measure of value. The current shareholders of Reward may suffer dilution of voting power and of economic percentage ownership upon closing of the Acquisition and any other share issuance, including but not limited to management option plans, that may be instituted by management upon closing of the Acquisition.

CONTINGENCIES

While the Acquisition, the Acquisition Agreement, and the other matters contemplated thereby have been approved by the Boards of both Reward and Q Presents, they are still subject to final approval of the shareholders of each company and the continued due diligence by each party. The Agreement itself provides certain contingencies, or conditions precedent to closing, which include those listed in Sections 9 and 10 of the Agreement, but not limited to those, as follows:

     1. Final approval of the Acquisition by the Board of Directors and Shareholders of each of the companies.
     2. Cancellation of the control block of shares held by the officers and directors of Reward.

OTHER MATTERS

As of the date of this Proxy Statement, Reward's Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting other than as described in this Proxy Statement. If any other matter shall come before the Special Meeting or any adjournment or postponement thereof and shall be voted upon, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

By Order of the Board of Directors of Reward,

/s/Brian C. Doutaz

Brian C. Doutaz, President

Please find the following Exhibits attached hereto:
---------------------------------------------------

Exhibit A - Acquisition Agreement dated April 12, 2001
Exhibit B - Dissenter's Rights for Plan of Exchange per Nevada State Code Exhibit C - Reward Enterprises, Inc. Financial Statements
Exhibit D - Q Presents, Inc. Financial Statements

EXHIBIT A

                ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION

This Acquisition Agreement ("Agreement"), effective as of April 12, 2001, is made by and between Reward Enterprises Inc. ("Reward" or "Buyer"), the acquiring entity, on the one hand, and Q Presents, Inc. ("QP"), the entity being acquired, and all the shareholders of QP, as named and indicated in Exhibit A (the "QP Shareholders"), on the other hand.

Recitals
--------

WHEREAS, QP has developed certain business plans, strategies, technology and strategic business relationships (the "QP Business Plan"); and

WHEREAS, QP and the QP Shareholders are desirous to merge QP (the "Merger") with and into a company whose shares are listed for trading on the NASDAQ OTC Bulletin Board ("OTC-BB") and is established as a public reporting company with the United States Securities and Exchange Commission ("SEC") in a transaction meant to qualify as a "tax-free" reorganization under section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended; and,

WHEREAS, Reward is a publicly traded company listed on the OTC-BB that has established itself as a reporting company with the SEC; and,

WHEREAS, Reward is desirous of entering into a reverse merger with QP in order to pursue the QP Business Plan thus far established; and,

WHEREAS, the parties hereto executed a letter of intent to enter such a transaction in March 2001; and,

WHEREAS, the parties hereto desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and also to prescribed conditions to the Merger.

Agreement
---------

NOW, WHEREFORE, in consideration of the representations, warranties, agreements, and mutual covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows.

1.     EXCHANGE OF STOCK.

1.1    Number of Shares.  Each QP Shareholder agrees to transfer to Reward at
       ----------------
       the Closing (defined below) the number of shares of common stock of QP, par value $1.00per share, shown opposite his name in Exhibit A in exchange for an aggregate of 6,000,000 shares of Reward Common Stock (the "Reward Shares"), par value $0.001, as provided in paragraph 1.5 below.

1.2    Exchange of Certificates.  Each and every holder of an outstanding
       -------------------------
       certificate or certificates theretofore representing shares of QP common stock shall surrender such certificate(s) for cancellation to Reward, and shall receive in exchange a certificate or certificates representing the number of full shares of Rewards Shares into which the shares of QP common stock represented by the certificate or certificates so surrendered shall have been converted. The transfer of QP shares by the QP Shareholders shall be effected by the delivery to Reward at the Closing of certificates representing the transferred shares, which certificates shall be issued in the name of Reward. The QP Shares transferred herein shall represent all the issued and outstanding shares of QP, including all warrants, options, stock rights and all other securities of QP owned by the Shareholder, if any.

1.3    Fractional Shares. Fractional shares of the Reward Shares shall not be
       -----------------
       issued, but in lieu thereof Reward shall round up fractional shares to the next highest whole number.

1.4    Further Assurances. At the Closing and from time to time thereafter, the
       ------------------
       QP Shareholders shall execute such additional instruments and take such other action as may be required to sell, transfer, and assign the transferred stock to Reward and to confirm Reward's title thereto.

1.5    Securities Exchanged. The securities of QP owned by each QP Shareholder,
       --------------------
       and the relative securities of Reward for which they will be exchanged, are set out in Exhibit A.

1.6    Shares Cancelled.  All common shares held as of March 28, 2001 by the
       ----------------
       current officers and directors shall be cancelled at the Closing. Reward represents and warrants that the common shares held as of March 28, 2001, by the current officers and directors (being Brian Doutaz and Robert Dinning) are 10,200,000 shares (the "Current Control Block"). In addition to the Current Control Block, the current directors are the holders of 2,330,000 options which may be converted into shares of Reward (the "Current Director Options"). Notwithstanding this clause, the current officers and directors shall be entitled to retain the Current Director Options after the Closing and shall be entitled to retain any shares which may be issued to the current directors and officers prior to the Closing pursuant to the proper exercise of the Current Director Options. The particulars of the Current Director Options are set out in Exhibit "E" to this Agreement.

1.7    Securities Outstanding After Closing. Immediately following the Closing,
       ------------------------------------
       and following there will be issued and outstanding in Reward, 11,315,000 common shares, which number may be increased by as much as 2,330,000 depending upon whether or not the current officers and directors exercise any of the Current Director Options prior to the Closing. Both of these figures include all shares issued as of March 15, 2001 and the 6,000,000 shares which shall be issued to the QP Shareholders pursuant to this Agreement.

2.     EXCHANGE OF OTHER SECURITIES.

2.1 There are no outstanding warrants, options, stock rights, or other securities of QP that are subject to exchange. The shareholdings of QP, including any warrants, options, stock rights, or other securities, are set out in Exhibit "A".

3.     CLOSING.

3.1 The Closing contemplated herein shall be held on or before May 31, 2001 at the offices of QP at 1918 Main Street, Santa Monica, CA 90405, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended only by the written agreement of the parties.

3.2 Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

3.3    The Merger.  Subject to the terms and conditions of this Agreement, upon
       ----------
       the Closing, QP shall be merged with and into Reward in accordance with the General Corporate Law of the State of Nevada, whereupon the separate existence of QP shall cease and Reward shall continue as the surviving corporation.

3.4    Filings.  Upon the Closing, Reward will file, or caused to be filed,
       -------
       articles of merger and make and cause to be made all other filings or recordings required by Nevada Law in connection with the Merger with the Secretary of State of Nevada, which articles of merger and other filings and recordings shall be in the form required by and executed in accordance with the applicable provisions of Nevada Law. The Merger shall become effective at the time the articles of merger for such Merger are duly filed with the Secretary of State of Nevada or at such later time as may be designated in the articles of merger.

3.5    Directors and Officers.  From and after the Closing, until successors
       ----------------------
       are duly elected or appointed and qualified in accordance with applicable law, Warren Withrow, Edward Withrow III, and Ron Hall shall be the directors of the Surviving Corporation and Warren Withrow shall be the President and Edward Withrow III, shall be Secretary and Treasurer of the Surviving Corporation.

3.6    No Roll-Back of Shares.  From and after Closing, Reward shall not roll-
       ----------------------
       back or reverse-split its shares for a period one year without the approval of shareholders representing 100% of the then issued and outstanding shares.

4.     UNEXCHANGED CERTIFICATES.

       Until surrendered, each outstanding certificate that prior to the Closing represented QP common stock shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of Reward common stock into which it was converted. No dividend or other distribution shall be paid to the holders of certificates of QP common stock until presented for exchange at which time any outstanding dividends or other distributions shall be paid.

5.    REPRESENTATIONS AND WARRANTIES OF QP.

       QP represents and warrants the following:
       -----------------------------------------

5.1    Corporate Status. QP is a corporation duly organized, validly existing,
       ----------------
       and in good standing under the laws of the State of California and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

5.2    Capitalization. The authorized capital stock of QP consists of 1000
       --------------
       shares of common stock, $1 par value, of which 1,000 shares are issued and outstanding, all duly authorized, validly issued, fully paid and non-assessable. QP has not issued or granted, or agreed to issue or grant, any warrants, options, stock rights or other securities.

5.3    Subsidiaries. QP does not own, or hold any interest in, any subsidiaries
       ------------
       or other corporations.

5.4    Financial Statements. All financial statements of QP from its inception
       --------------------
       to and including the close as of March 31, 2001, and including audited financial statements if available, were, or will be by the Closing, furnished to Reward and such statements accurately and fairly present the financial position of QP as of the respective dates of such financial statements, and the results of its operations for the respective periods indicated computed on the basis of U.S. generally accepted accounting principles, consistently applied. QP will deliver to Reward, within 45 days following the Closing, audited financial statements for the period from inception through May 31, 2001.

5.5    Undisclosed Liabilities. QP has no liabilities of any nature, except to
       -----------------------
       the extent indicated on Exhibit C, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due.

5.6    Litigation. There is no litigation or proceeding pending, or to QP's
       ----------
       knowledge threatened, against or relating to QP, its properties or business.

5.7    Contracts. QP is not a party to any material contracts other than those
       ---------
       listed on Exhibit B.

5.8    No Violation. Execution of this Agreement and performance by QP
       ------------
       hereunder will have been duly authorized by all requisite corporate action on the part of QP, and this Agreement constitutes a valid and binding obligation of QP, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of QP is subject or by which QP is bound.

5.9    Taxes. QP has filed in correct form all federal, state, and other tax
       -----
       returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. QP has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of QP and are reflected in the financial statements furnished hereto.

5.10   Corporate Authority. QP has full corporate power and authority to enter
       -------------------
       into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder.

5.11   Access to Records. From the date of this Agreement to the Closing, QP
       -----------------
       will (1) give to Reward and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other corporate documents and properties so that Reward may inspect and audit them and (2) furnish such information concerning QP's properties and affairs as Reward may reasonably request.

5.12   Confidentiality. Until the Closing (and permanently if there is no
       ---------------
       Closing), QP and the QP Shareholders will keep confidential any information that they obtain from Reward concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, QP and the QP Shareholders will return to Reward all written matter with respect to Reward obtained by them in connection with the negotiation or consummation of this Agreement.

6.     REPRESENTATIONS AND WARRANTIES OF THE QP SHAREHOLDERS.

       The QP Shareholders, represent and warrant as follows:
       ------------------------------------------------------
6.1    Title to Shares. Each QP Shareholder is the owner, free and clear of any
       ---------------
       liens and encumbrances, of the number of QP shares which are listed in Exhibit A and which he has contracted to exchange and which together represent all the issued and outstanding shares of QP.

6.2    Litigation. There is no litigation or proceeding pending, or to the QP
       ----------
       Shareholders' knowledge threatened, against or relating to shares of QP held by the QP Shareholder.

6.3    No Approval.  The QP Shareholders understand that the shares to be
       -----------
       received from Reward have not been approved or disapproved by the SEC or any state securities agencies, and all such Reward Shares will not be issued until SEC, the State Securities Agencies and any other applicable regulatory body approve the merger transaction that is contemplated in this Agreement.

6.4    Investment Intent.  QP Shareholders are acquiring the Reward Shares
       -----------------
       solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of the Securities Act, the Exchange Act, or any other applicable state securities acts.

6.5    Speculative Nature.  QP Shareholders understand the speculative nature
       ------------------
       and risks associated with Reward and confirm that Reward Shares are suitable and consistent with his or her investment program and that his or her financial position enables him or her to bear the risks of this investment and that there may not be any public market for Reward's Common Stock.

6.6    Information.  QP Shareholders have been provided with all the
       -----------
       information requested of Reward and with all information needed by them to make an informed decision with respect to the Reward Shares and the business and affairs of Reward.

7.     REPRESENTATIONS AND WARRANTIES OF Reward.

       Reward represents and warrants as follows:
       ------------------------------------------
7.1    Corporate Status. Reward is a corporation duly organized, validly
       ----------------
       existing, and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

7.2 Capitalization. The authorized capital stock of Reward consists of 500,000,000 shares of common stock, $0.001 par value per share, of which 15,515,000 shares are currently issued and outstanding (subject to exercise of the Current Director Options set out in Exhibit "E"), all fully paid and non-assessable.

7.3    Subsidiaries. Reward currently has one subsidiary, Reward Nevis Group
       ------------
       Inc., which is 100% owned by Reward. Reward Nevis Group Inc. was incorporated in July of 1999 pursuant to the Nevis Business Corporation Ordinance. Upon the Closing, Reward shall not have any subsidiaries. Prior to the Closing, Reward shall either sell Reward Nevis Group Inc., including any and all assets and liabilities of Reward Nevis Group Inc., or cause Nevis Group Inc. to be wound up or dissolved such that there are no assets or liabilities outstanding with respect to Reward Nevis Group Inc.

7.4    Public Company. Reward filed with the Securities and Exchange Commission
       --------------
       pursuant to the Securities Exchange Act of 1934, a registration statement on Form 10-SB and received clearance from the SEC on its FORM 10SB, voluntarily registering its common stock for public reporting.

7.5    Public Filings. Reward has timely filed all reports required to be filed
       --------------
       by it under Section 13 of the Securities Exchange Act of 1934.

7.6    Financial Statements. The unaudited financial statements of Reward as of
       --------------------
       December 31, 2000, or such other period as are acceptable to QP ("Reward's Financial Statements") and furnished to QP are correct and fairly present the financial condition of Reward as of the dates and for the periods involved, and such statements were prepared in accordance with U.S. generally accepted accounting principles consistently applied.

7.7    Undisclosed Liabilities. Reward had no liabilities of any nature except
       -----------------------
       to the extent reflected or reserved against in Reward's Financial Statements, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due, and Reward's accounts receivable, if any, are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefore in Reward's Financial Statements.

7.8    Absence of Material Changes. Between the date of Reward's Financial
       ---------------------------
       Statements and the date of this Agreement, there have not been, except as set forth in a list certified by the president of Reward and delivered to QP (attached hereto at Exhibit "F") any material changes to the status of Reward. In particular, there have not been, other than as disclosed in Exhibit "F": (1) any changes in Reward's financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction, or loss of or to Reward's property, whether or not covered by insurance; (3) any declaration or payment of any dividend or other distribution in respect of Reward's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any such stock; or (4) any increase paid or agreed to in the compensation, retirement benefits, or other commitments to employees.

7.9    Litigation. There is no litigation or proceeding pending, or to Reward's
       ----------
       knowledge threatened, against or relating to Reward, its properties or business, except as set forth in Exhibit "F".

7.10   Contracts. Reward is not a party to any material contract other than
       ---------
       those listed on Exhibit D attached hereto.

7.11   No Violation. Execution of this Agreement and performance by Reward
       ------------
       hereunder has been, or will be by Closing, duly authorized by all requisite corporate action on the part of Reward, and this Agreement constitutes a valid and binding obligation of Reward, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Reward is subject or by which Reward is bound.

7.12   Taxes. Reward has filed in correct form all federal, state, and other tax
       -----
       returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. Reward has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of Reward and are reflected in the financial statements furnished hereto.

7.13   Title to Property. Reward has good and marketable title to all properties
       -----------------
       and assets, real and personal, reflected in Reward's Financial Statements, except as since sold or otherwise disposed of in the ordinary course of business or to dispose of the Subsidiaries as required in this Agreement, and Reward's properties and assets are Subject to no mortgage, pledge, lien, or encumbrance, except for liens shown therein, with respect to which no default exists.

7.14   Corporate Authority. Reward has full corporate power and authority to
       -------------------
       enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder.

7.15   Confidentiality. Until the Closing (and permanently if there is no
       ---------------
       Closing), Reward and its representatives will keep confidential any information received pursuant to this Agreement in regard to QP except where Reward is required pursuant to judicial decree or applicable government laws, regulations or requirements and further provided that Reward shall have notified QP in writing promptly before any such disclosure and shall have allowed QP to intervene to assert any objections it might have to any such disclosures that they may obtain from QP concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, Reward will return to QP all written matter with respect to QP obtained by it in connection with the negotiation or consummation of this Agreement.

7.16   Investment Intent. Reward is acquiring the QP shares to be transferred to
       -----------------
       it under this Agreement for investment and not with a view to the sale or distribution thereof, and Reward has no commitment or present intention to liquidate QP or to sell or otherwise dispose of its stock.

7.17   No Approval and Access to Information.  Reward understands that the
       -------------------------------------
       shares to be received from QP Shareholders have not been registered with or reviewed and approved or disapproved by the SEC or any state securities agencies, and no federal or state securities law administrator has reviewed or approved any disclosure or other material concerning QP or QP Common Shares. Buyer has been provided with and reviewed all information concerning QP and the QP Common Shares as it has deemed necessary or appropriate as a prudent and knowledgeable investor to enable it to make an informed investment decision concerning the QP Common Shares.

8.     CONDUCT PENDING THE CLOSING.

       Reward, QP and the QP Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

8.1 No change will be made in the charter documents, by-laws, or other corporate documents of Reward or QP unless the party making any such change notifies the other in writing and obtains the written consent of the party receiving the notice to change the charter documents, by-laws, or other corporate documents of Reward or QP.

8.2 No QP Shareholder will transfer, assign, hypothecate, lien, or otherwise dispose or encumber the QP shares of common stock owned by him.

8.3 The parties shall promptly take all steps set out in items 1 - 9 on pages 3 and 4 of the letter of intent between the parties dated March 27, 2001.

9.     CONDITIONS PRECEDENT TO OBLIGATION OF QP AND THE QP SHAREHOLDERS.

       QP's and the QP Shareholders' obligation to consummate this exchange shall be Subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by QP or the QP Shareholders as appropriate:

9.1    Reward's Representations and Warranties. The representations and
       ---------------------------------------
       warranties of Reward set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

9.2    Reward's Covenants. Reward shall have performed all covenants required
       ------------------
       to be performed by it on or before the Closing by this Agreement.

9.3    Board of Director Approval. This Agreement shall have been approved by
       --------------------------
       the board of directors of Reward.

9.4.    Regulatory Approvals. Reward shall have received all Federal and state
        --------------------
       regulatory approvals required of them to complete the transactions contemplated by this Agreement.

9.5    Supporting Documents of Reward. Reward shall have delivered to QP and
       ------------------------------
       the QP Shareholder(s) supporting documents in form and substance reasonably satisfactory to QP and the QP Shareholder(s), to the effect that: (a) Reward is a corporation duly organized, validly existing, and in good standing; (b) Reward's authorized capital stock is as set forth herein; (c) Certified copies of the resolutions of the board of directors of Reward authorizing the execution of this Agreement and the consummation hereof; (d) Secretary's certificate of incumbency of the officers and directors of Reward; (e) Reward's unaudited financial statement to close of most recent fiscal quarter; and (f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

9.6    Shareholder Approval of Merger and Directors.  This Acquisition
       --------------------------------------------
       Agreement and Plan of Reorganization, including the election of the new Directors and Officers designated in paragraph 3.5 and approval of the prohibition against a reverse-split of shares discussed in paragraph 3.6, shall have been approved and adopted by the affirmative vote of a majority of the outstanding shares of Reward Common Shares entitled to vote thereon based on a properly prepared proxy statement.

9.7    Resignation Officers and Directors/Cancel Shares.  The officers and
       ------------------------------------------------
       directors of Reward shall, if required by QP, resign upon the Closing any and all their positions as officers, directors, and employees of Reward and sign an agreement, acceptable to the QP Shareholders, canceling the Current Control Block shares (as set out above, notwithstanding this, the directors and officers, Robert Dinning and Brian Doutaz, shall be entitled to maintain the Current Director Options, and any shares which they may have obtained as a result of the exercise of such options).

9.8    Shareholder Approval of Name Change.  A majority of the shareholders of
       -----------------------------------
       Reward will have elected to change the name of Reward to Q Presents Inc.

10.    CONDITIONS PRECEDENT TO OBLIGATION OF Reward.

       Reward's obligation to consummate this merger shall be Subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by Reward:

10.1   QP's and the QP Shareholder's Representations and Warranties. The
       ------------------------------------------------------------
       representations and warranties of QP and the QP Shareholders set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

10.2   QP's and the QP Shareholder's Covenants. QP and the QP Shareholders
       ---------------------------------------
       shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.

10.3   Board of Director Approval. This Agreement shall have been approved by
       --------------------------
       the board of directors of QP.

10.4   QP Shareholder Execution. This Agreement shall have been executed by
       ------------------------
       all of the shareholders of QP.

10.5   Supporting Documents of QP. QP shall have delivered to Reward
       --------------------------
       supporting documents in form and Substance reasonably satisfactory to Reward to the effect that: (a) QP is a corporation duly organized, validly existing, and in good standing; (b) QP's capital stock is as set forth herein; (c) Certified copies of the resolutions of the board of directors of QP authorizing the execution of this Agreement and the consummation hereof; (d) Secretary's certificate of incumbency of the officers and directors of QP; (e) All financial statements of QP, and all financial statements of the predecessor partnership to QP, from its inception to and including the close of the most recent fiscal quarter, including audited financial statements if available; and (f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

10.6   Regulatory Approvals. QP shall have received all Federal and state
       --------------------
       regulatory approvals required of them to complete the transactions contemplated by this Agreement.

10.7   Agreement Acknowledging Shares.  QP shall have signed an agreement
       ------------------------------
       acknowledging the cancellation of all of the Reward shares held, in aggregate, by the current Reward Officers and Directors and the anticipated lapse of "restrictions" on these shares under Rule 144, and acknowledging that the current directors and officers, Robert Dinning and Brian Doutaz, are entitled to maintain the Current Director Options and any shares which they may have obtained through the proper exercise of those options.

11.    INDEMNIFICATION.

11.1   Indemnification of Reward. QP agrees to indemnify Reward against any
       -------------------------
       loss, damage, or expense (including reasonable attorney fees) suffered by Reward from (1) any breach by QP or the QP Shareholders of this Agreement or (2) any inaccuracy in or breach of any of the representations, warranties, or covenants by or the QP Shareholders herein; provided, however, that (a) Reward shall be entitled to assert rights of indemnification hereunder only if and to the extent that it suffers losses, damages, and expenses (including reasonable attorney fees) exceeding $50,000 in the aggregate and (b) Reward shall give notice of any claims hereunder within twelve months beginning on the date of the Closing. No loss, damage, or expense shall be deemed to have been sustained by Reward to the extent of insurance proceeds paid to, or tax benefits realizable by, Reward as a result of the event giving rise to such right to indemnification.

11.2   Indemnification of QP and the QP Shareholders. Reward agrees to
       ---------------------------------------------
       indemnify QP and the QP Shareholders against any loss, damage, or expense (including reasonable attorney fees) suffered by QP or by the QP Shareholders from (1) any breach by Reward of this Agreement or (2) any inaccuracy in or breach of any of Reward's representations, warranties, or covenants herein.

11.3   Defense of Claims. Upon obtaining knowledge thereof, the indemnified
       -----------------
       party shall promptly notify the indemnifying party of any claim that has given or could give rise to a right of indemnification under this Agreement. If the right of indemnification relates to a claim asserted by a third party against the indemnified party, the indemnifying party shall have the right to employ counsel acceptable to the indemnified party to cooperate in the defense of any such claim. As long as the indemnifying party is defending any such claim in good faith, the indemnified party will not settle such claim. If the indemnifying party does not elect to defend any such claim, the indemnified party shall have no obligation to do so.

12.    TERMINATION.

       This Agreement may be terminated: (1) by mutual consent in writing; or
       (2) by QP, the QP Shareholders or Reward if there has been a material misrepresentation or material breach of any warranty or covenant by any other party.

13.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

       Subject to Paragraph 11 hereof, the representations and warranties of QP, the QP Shareholders and Reward set out herein shall survive the Closing.

14.    ARBITRATION SCOPE.

       The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association. SITUS. The situs of arbitration shall be chosen by the party against whom arbitration is sought, provided only that arbitration shall be held at a place in the reasonable vicinity of such party's place of business or primary residence and shall be within the United States. The situs of counterclaims will be the same as the situs of the original arbitration. Any disputes concerning situs will be decided by the American Arbitration Association. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of California, determined without regard to its provisions which would otherwise apply to a question of conflict of laws. Any dispute as to the applicable law shall be decided by the arbitrator. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters that are the Subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law. The prevailing party in any such arbitration shall be entitled to the payment by the losing party of its reasonable costs and attorneys' fees. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

15.    SECTION 1377(A) ELECTION.

       Reward and QP agree to cause QP to close its books and to file such elections and consents where and if necessary as of the Closing to close the books of QP on the date of Closing pursuant to an election under
       Section 1377(a) of the Internal Revenue Code of 1986, as amended, and to execute and deliver any and all forms necessary in connection with such election and consent.

16.    GENERAL PROVISIONS.

16.1   Further Assurances. From time to time, each party will execute such
       ------------------
       additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

16.2   Waiver. Any failure on the part of either party hereto to comply with any
       ------
       of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

16.3   Brokers. Each party agrees to indemnify and hold harmless the other party
       -------
       against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

16.4   Notices. All notices and other communications hereunder shall be in
       -------
       writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows: If to Reward, to:
       Brian Doutaz, 5000 Miller Road, Richmond, British Columbia, V7B 1Y3, Canada. If to QP, to: Edward Withrow, 3rd Floor, 1918 Main Street, Santa Monica, California, 90405, USA.

16.5   Governing Law. This Agreement shall be governed by and construed and
       -------------
       enforced in accordance with the laws of the State of California.

16.6   Assignment. This Agreement shall inure to the benefit of, and be binding
       ----------
       upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

16.7   Counterparts. This Agreement may be executed simultaneously in two or
       ------------
       more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

16.8   Effective Date. The effective date of this Agreement shall be April 12,
       --------------
       2001.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the effective date stated above.

Reward Enterprises Inc.                        Q Presents, Inc.
-----------------------                        ----------------

By     /s/Brian C. Doutaz                By:    /s/Warren Withrow
    ----------------------------             ---------------------------
     Brian C. Doutaz, President                Warren Withrow, President


                                               QP Shareholders
                                               ---------------

/s/Edward Withrow III

                                               Edward Withrow III

/s/Warren Withrow
----------------------------
                                               Warren Withrow

/s/Alessandra Banaccorsi
----------------------------
                                               Alessandra Bonaccorsi

/s/Katuska Sandavol
----------------------------
                                               Katuska Sandavol

Rosella Perticaroli
----------------------------
                                               Rosella Perticaroli

/s/Alex Redovian
----------------------------
                                               Alex Redovian

/s/Fred Deluca
----------------------------
                                               Fred Deluca

/s/Howard G. Kazanjian
----------------------------
                                               Howard G. Kazanjian

/s/Margaret Withrow
----------------------------
                                               Margaret Withrow

/s/Edward W. Withrow
----------------------------
                                               Edward W. Withrow Jr.

/s/Calli Bucci
----------------------------
                                               Calli Bucci

____________________________
                                               John E. Mackey

                                                     ---------------------------


/s/Margaret D. Mackay
----------------------------
                                               Margaret D. Mackey

/s/Nicole Withrow
----------------------------
                                               Nicole Withrow

/s/Kyle Withrow
----------------------------
                                               Kyle Withrow

/s/Marianne Good
----------------------------
                                               Marianne Good


List of Exhibits:

A. List of QP Shareholders, QP Common Shares owned, and Reward Common Shares to be Exchanged
B.     List of all Material Contracts of QP
C.     List of all Material Liabilities of QP
D.     List of Material Contracts of Reward
E.     Shareholdings, options, warrants of Reward
F.     Material changes Reward

                                      EXHIBIT A
                                      ---------


                   Q Presents Inc, Shareholder List and Conversion
                   -----------------------------------------------

QP Shareholders                    QP Shares          Reward Shares

Warren K. Withrow                       400     =     2,400,000
Edward W. Withrow III                   400     =     2,400,000
Alessandra Bonaccorsi                    48     =       288,000
Katuska Sandavol                         48     =       288,000
Rosella Perticaroli                      48     =       288,000
Alex Redovian                            20     =       120,000
Fred Deluca                               7     =        42,000
Howard G. Kazanjian                       5     =        30,000
Margaret Withrow                          5     =        30,000
Edward W. Withrow Jr.                     5     =        30,000
Calli Bucci                               4     =        24,000
John E. Mackey                            2     =        12,000
Margaret D. Mackey                        2     =        12,000
Nicole Withrow                            2     =        12,000
Kyle Withrow                              2     =        12,000
Marianne Good                             2     =        12,000
Total                                 1,000     =     6,000,000

                                    EXHIBIT B
                                    ---------


                       Q Presents Inc, Material Contracts
                       ----------------------------------

1. Application and technology software license agreement with SimplyFamily.com, Inc., a non-arms length corporation. The contract is in perpetuity in the amount of $1.00 and other good and valuable consideration.

       The contract provides for fixes, upgrades and application enhancements.

2. Consulting agreement for financial consulting services with Hareden International Limited. The contract is for a one-year period and calls for the payment of 1 million restricted or rule 144 shares of the Company's stock over the term of the agreement.

                                    EXHIBIT C
                                    ---------


                      Q Presents, Inc. Material Liabilities
                      -------------------------------------

Nil

                                    EXHIBIT D
                                    ---------


                      List of Material Contracts of Reward
                      ------------------------------------

1. Consulting Agreement dated May 01, 1999 between Brian C. Doutaz and Reward whereby Doutaz provides certain management services to the Company at a rate of $2,500 per month. The payment for services was mutually canceled as of October 31, 2000. The Agreement is terminated and a mutual release provided by both parties as of the date of the Merger Agreement.

2. Consulting Agreement dated September 01, 2000 between Reward and Robert Dinning whereby Dinning provided financial consulting and accounting services to the Company on an as billed basis. The Agreement is terminated and a mutual release provided by both parties as of the date of the Merger Agreement.

3. Software License Agreement dated June 15, 2000 between Reward and Chartwell Technologies Inc. whereby Chartwell provided the software and related development and management of Reward's proposed Internet gaming site at a cost of $50,000 for the software license (of which $30,000 has been paid) and the development of the Web site (CasinoReward.com) at a cost of $10,000 (of which $5,000 has been paid). A mutual release was entered into on April __, 2001 whereby Chartwell and Reward terminated the Agreement and mutually released each other from current and future obligations.

                                    EXHIBIT E
                                    ---------


                   Shareholdings, Options, Warrants of Reward.
                   -------------------------------------------

SHARES
------

1.     Issued and outstanding               15,515,000

              This includes 10,200,000 restricted shares held by Brian C. Doutaz (as to 10,000,000 shares) and Robert Dinning (as to 200,000 shares) which are to be cancelled following completion of the merger.

OPTIONS
-------

1. 500,000 at $0.25 per share held by Gerald W. Williams expiring on April 30, 2001

2.     500,000 at $0.25 per share held by Frank J. Rigney expiring on April 30,
       2001

3. 250,000 at $0.10 per share held by Brian C. Doutaz expiring on April 30, 2009 or thirty days after resignation as an officer and director and the termination of the Consulting Agreement dated May 01, 1999 entered into between Doutaz and Reward

4. 250,000 at $0.25 per share held by Brian C. Doutaz expiring on April 30, 2009 or thirty days after resignation as an officer and director and the termination of the Consulting Agreement dated May 01, 1999 entered into between Doutaz and Reward

5. 100,000 at $0.10 per share held by Robert Dinning expiring on September 30, 2009 or thirty days after resignation as an officer and director and the termination of the Consulting Agreement dated September 01, 2000 entered into between Dinning and Reward.

6. 100,000 at $0.25 per share held by Robert Dinning expiring on September 30, 2009 or thirty days after resignation as an officer and director and the termination of the Consulting Agreement dated September 01, 2000 entered into between Dinning and Reward

7. 630,000 to Doutaz (as to 450,000 shares) and to Dinning (as to 180,000 shares) granted in lieu of cash payments pertaining to the Consulting Agreements between Reward and Doutaz as well as Dinning as noted in Exhibit D.

Total outstanding options: 2,330,000


WARRANTS
--------

Nil

                                    EXHIBIT F
                                    ---------

               Material Changes of Reward Since December 31, 2000
               --------------------------------------------------

1. Exercise of 1,000,000 incentive stock options at a price of $0.10 per share by Gerald W. Williams (as to 500,000 shares) and Frank J. Rigney (as to 500,000 shares).

2. Cash receipt of $100,000 in full payment for the issuance of 1,000,000 incentive stock options at a price of $0.10 per share by Gerald W. Williams (as to 500,000 shares) and Frank J. Rigney (as to 500,000 shares).

3. Termination of Software License Agreement dated June 15, 2000 between Reward and Chartwell Technologies Inc. whereby Chartwell provided the software and related development and management of Reward's proposed Internet gaming site at a cost of $50,000 for the software license (of which $30,000 has been paid) and the development of the Web site (CasinoReward.com) at a cost of $10,000 (of which $5,000 has been paid). A mutual release was entered into on April 05, 2001 whereby Chartwell and Reward terminated the Agreement and mutually released each other from current and future obligations.

                                    EXHIBIT B

                              Nevada Corporate Code

                 Chapter 92A - Mergers and Exchanges of Interest

                           RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
(Added to NRS by 1995, 2086)
NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)
NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.
(Added to NRS by 1995, 2087)
NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480,
inclusive.      (Added to NRS by 1995, 2087; A 1999, 1631)
NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)
NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)
NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
(Added to NRS by 1995, 2087)
NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)
NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

(Added to NRS by 1995, 2087)
NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)
NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)
NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
(Added to NRS by 1995, 2088)
NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the domestic corporation is a party:
(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or
(2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.
(b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
(Added to NRS by 1995, 2087)
NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
(1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
(I) The surviving or acquiring entity; or
(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
(2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
(Added to NRS by 1995, 2088)
 NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
(Added to NRS by 1995, 2089)
NRS 92A.410 Notification of stockholders regarding right of dissent.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
(Added to NRS by 1995, 2089; A 1997, 730)
NRS 92A.420 Prerequisites to demand for payment for shares.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(b) Must not vote his shares in favor of the proposed action.
2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2089; 1999, 1631)
NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.
1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2089)
NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
1.  A stockholder to whom a dissenter's notice is sent must:
(a) Demand payment;

(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
(c) Deposit his certificates, if any, in accordance with the terms of the notice.
2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2090; A 1997, 730)
 NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
(Added to NRS by 1995, 2090)
NRS 92A.460 Payment for shares: General requirements.
1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the corporation's registered office is located; or
(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
2.  The payment must be accompanied by:
(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
(b) A statement of the subject corporation's estimate of the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter's rights to demand payment under NRS 92A.480;
and
(e) A copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2090)
NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.
1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
(Added to NRS by 1995, 2091)
NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares. (Added to NRS by 1995, 2091)
NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091)
NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
(Added to NRS by 1995, 2092)

Page 1
                                    EXHIBIT C

Reward Enterprises, Inc.
Vancouver, B.C.
Canada V6B 2R9

                           Accountant's Review Report

We have reviewed the accompanying consolidated balance sheet of Reward Enterprises, Inc. (a development stage company) as of March 31, 2001 and the related consolidated statements of operations and comprehensive loss, stockholders' equity (deficit) and cash flows for the nine months ended March 31, 2001, and for the period from December 12, 1997 (inception) to March 31, 2001.These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with auditing standards generally accepted in the United States of America.

The financial statements for the year ended June 30, 2000 were audited by us and we expressed an unqualified opinion on them in our report dated August 4, 2000, but we have not performed any auditing procedures since that date.

As discussed in Note 2, the Company has no revenues and has sustained losses since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/Williams & Webster, P.S.

Williams & Webster, P.S.
Certified Public Accountants
Spokane, WA
April 26, 2001

                            REWARD ENTERPRISES INC.
                          (A Development Stage Company)
                            CONSOLIDATED BALANCE SHEETS

                                                    March 31,          June 30,
                                                      2001               2000
                                                  (unaudited)
                                                  ------------     ------------
ASSETS
   CURRENT ASSETS
     Cash and cash equivalents                    $     90,480     $     26,261
     Prepaid expenses                                    4,138             -
                                                  ------------     ------------
       TOTAL CURRENT ASSETS                             94,618           26,261
                                                  ------------     ------------

   PROPERTY AND EQUIPMENT
     Computer hardware                                   1,985            9,985
     Website                                              -              10,000
     Software license                                     -              50,000
     Accumulated depreciation and amortization            (666)          (1,997)
                                                  ------------     ------------
       TOTAL PROPERTY AND EQUIPMENT                      1,319           67,988
                                                  ------------     ------------


     TOTAL ASSETS                                 $     95,937     $     94,249
                                                  ============     ============

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)
   CURRENT LIABILITIES
     Accounts payable                             $       -        $     55,500
     Accrued expenses                                     -             155,000
     Loans payable, related party                         -               3,600
                                                  ------------     ------------
       TOTAL CURRENT LIABILITIES                          -             214,100
                                                  ------------     ------------

     TOTAL LIABILITIES                                    -             214,100
                                                  ------------     ------------

   COMMITMENTS AND CONTINGENCIES                          -                -
                                                  ------------     ------------

   STOCKHOLDERS' EQUITY (DEFICIT)
     Common stock, 200,000,000 shares authorized,
       $0.001 par value; 15,515,000 and
        2,715,000 shares
       issued and outstanding, respectively             15,515            2,715
     Additional paid-in capital                        501,185          178,785
     Accumulated deficit during development stage     (420,332)        (301,165)
     Accumulated other comprehensive income (loss)        (431)            (186)
                                                  ------------     ------------
     TOTAL STOCKHOLDERS' EQUITY (DEFICIT)               95,937         (119,851)
                                                  ------------     ------------

     TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY (DEFICIT)             $     95,937     $     94,249
                                                  ============     ============

         See accompanying notes and accountant's review report.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
          CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

                          Three Months   Three Months    Nine Months    Nine Months   Dec 12, 1997
                              Ended          Ended          Ended          Ended      (Inception)
                             March 31,      March 31,     March 31,       March 31,     Through
                              2001           2000           2001            2000     March 31, 2001
                           (unaudited)   (unaudited)     (unaudited)    (unaudited)   (unaudited)
                           -----------   -----------     -----------    -----------   -----------
R E V E N U E S           $      -      $      -        $      -       $      -      $     -
                           -----------   -----------     -----------    -----------   -----------

E X P E N S E S
  Consulting fees               4,500          -             49,000          7,500      263,000
  Commissions                    -             -               -              -           1,000
  Legal and
  professional fees             7,392         7,519          19,413         16,919       77,221
  Travel and entertainment       -            3,696           2,223         12,519       21,196
  Office and administration     2,407         4,792           8,371          4,792       17,755
                           -----------   -----------     -----------    -----------   -----------
   TOTAL OPERATING
     EXPENSES                  14,299        16,007          79,007         41,730      380,172
                           -----------   -----------     -----------    -----------   -----------

OTHER INCOME AND EXPENSE
   Loss on impairment of
    asset                      65,160          -             65,160           -          65,160)
                           -----------   -----------     -----------    -----------   -----------
    TOTAL OTHER EXPENSE        65,160          -             65,160           -          65,160

LOSS FROM OPERATIONS          (79,459)      (16,007)       (144,167)       (41,730)    (445,332)

Extraordinary items:
   Gain from debt
    forgiveness                25,000         -              25,000           -          25,000

PROVISION FOR TAXES              -            -                -              -            -
                           -----------   -----------     -----------    -----------   -----------

NET LOSS                      (54,459)     (16,007)        (119,167)       (41,730)    (420,332)

OTHER COMPREHENSIVE
 INCOME (LOSS)
   Foreign currency
   translation gain
   (loss)                        (182)          143            (245)           204         (431)
                           -----------   -----------     -----------    -----------   -----------

COMPREHENSIVE LOSS        $   (54,641)  $   (15,864)    $  (119,412)   $   (41,526)  $ (420,763)
                           ==========   ===========     ===========    ===========   ==========


BASIC AND DILUTED
 NET LOSS PER
 COMMON SHARE             $       nil   $     (0.01)    $     (0.02)   $     (0.02)  $    (0.13)
                           ==========   ===========     ===========    ===========   ==========

WEIGHTED AVERAGE
 NUMBER OF BASIC
 AND DILUTED COMMON
 STOCK SHARES
 OUTSTANDING               11,815,001     2,715,000       7,209,444      2,715,000    3,260,408
                           ==========   ===========     ===========    ===========   ==========

         See accompanying notes and accountant's review report.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                                 Common Stock
                         --------------------------                                     Accumulated     Accumulated
                                                                                       Deficit During      Other         Total
                          Number                      Additional     Subscriptions      Development    Comprehensive  Stockholders'
                         of Shares         Amount   Paid-in Capital   Receivable          Stage         Income (Loss)    Equity
                         ----------      ---------  ---------------  -------------     --------------   -------------  ------------
Issuance of common
 stock in April, 1998
 for services valued
 at $0.01 per share       1,000,000      $  1,000   $   9,000        $ (10,000)        $      -         $    -         $    -

Loss for period
ending June 30, 1998           -             -           -                -                (10,000)          -           (10,000)
                         ----------      --------   ---------        ---------         -----------      ---------      ---------

Balance, June 30, 1998    1,000,000         1,000       9,000          (10,000)            (10,000)          -           (10,000)

Issuance of common
 stock in May, 1999
  for cash at $0.01
  per share               1,400,000         1,400      12,600             -                   -              -            14,000

Issuance of common
 stock in May, 1999
  for cash at $0.50
  per share                 315,000           315     157,185             -                   -              -           157,500

Loss for year ending
 June 30, 1999                 -             -           -                -                (62,506)          -           (62,506)

Foreign cash
 translation gain
 (loss)                        -             -           -                -                   -              (215)          (215)
                         ----------      --------   ---------        ---------         -----------      ---------      ---------

Balance, June 30,
 1999                     2,715,000        2,715      178,785          (10,000)            (72,506)          (215)        98,779

Services provided
 for stock
 subscription                  -            -            -              10,000                -              -            10,000

Loss for year
 ending June
 30, 2000                      -            -            -                -               (228,659)          -          (228,659)

Foreign cash
 translation
 gain (loss)                   -            -            -                -                   -                29             29
                         ----------      --------   ---------        ---------         -----------      ---------      ---------

Balance, June
 30, 2000                 2,715,000         2,715     178,785             -               (301,165)          (186)      (119,851)

Issuance of
 common stock
 in October
 2000 for cash
 at $0.001
 per share               10,000,000        10,000        -                -                   -              -            10,000

Issuance of
 common stock
 in October
 2000 for
 payment on
 loans payable
 at $0.001
 per share                  200,000           200        -                -                   -              -               200

Stock options
 exercised at
 $0.10 per
 share in
 exchange for
 consulting fees
 payable                  1,600,000         1,600     158,400             -                   -              -           160,000

Stock options
 exercised at
 $0.10 per
 share in
 exchange for
 cash                     1,000,000         1,000      99,000             -                   -              -           100,000

Forgiveness of
 debt due to
 officers and
 directors                     -             -         65,000             -                   -              -            65,000

Loss for the
 nine months
 ended March
 31, 2001                      -             -           -                -               (119,167)          -          (119,167)

Foreign cash
 translation
 gain (loss)                   -             -           -                -                   -              (245)          (245)
                         ----------      --------   ---------        ---------         -----------      ---------      ---------

Balance, March
 31, 2001
 (unaudited)             15,515,000      $ 15,515   $ 501,185        $    -            $  (420,332)     $    (431)     $  95,937
                         ==========      ========  =========        =========         ===========      =========      ==========

         See accompanying notes and accountant's review report.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   Nine Months               Nine Months          Dec 12,1997
                                                     Ended                     Ended              (Inception)
                                                     March 31,                 March 31,            Through
                                                       2001                     2000              March 31, 2001
                                                   (unaudited)              (unaudited)            (unaudited)
                                                  -------------            -------------          -------------
Cash Flows From Operating Activities:
   Net loss                                       $    (119,167)           $     (41,730)         $    (420,332)
   Adjustments to reconcile net loss
    to net cash used by operating activities:
    Depreciation                                          1,509                     -                     3,506
    Loss on impairment                                   65,160                     -                    65,160
    Gain on forgiveness of debt                         (25,000)                    -                   (25,000)
    Services provided in exchange for
      stock subscriptions                                  -                        -                    10,000
    Stock subscribed in exchange for payables              -                        -                    10,000
    Increase in:
      Other assets                                       (4,138)                    -                   (64,138)
      Accounts payable                                     -                        -                    18,000
      Accrued expenses                                     -                        -                   155,000
    Decrease in:
      Accounts payable                                   39,500                  (25,000)                67,000
                                                  -------------            -------------          -------------
   Net cash (used) by operating activities              (42,136)                 (66,730)              (180,804)
                                                  -------------            -------------          -------------

Cash Flows From Investing Activities:
   Investment in subsidiary                                -                      (5,000)                  -
   Purchase of property and equipment                      -                      (1,320)                (9,985)
                                                  -------------            -------------          -------------
   Net cash (used) by investing activities                 -                      (6,320)                (9,985)
                                                  -------------            -------------          -------------

Cash Flows From Financing Activities:
   Proceeds from related party loans                       -                       3,600                  3,600
   Payment on related party loans                        (3,400)                    -                    (3,400)
   Issuance of stock                                    110,000                     -                   281,500
                                                  -------------            -------------          -------------
   Net cash provided by financing activities            106,600                    3,600                281,700
                                                  -------------            -------------          -------------

Net increase in cash and cash equivalents                64,464                  (69,450)                90,911

   Foreign currency translation gain (loss)                (245)                     204                   (431)

Cash and cash equivalents, beginning of period           26,261                  102,614                   -
                                                  -------------            -------------          -------------

Cash and cash equivalents, end of period          $      90,480            $      33,368          $      90,480
                                                  =============            =============          =============

SUPPLEMENTAL CASH FLOW DISCLOSURES:
   Interest expense paid                          $       -                $        -             $        -
                                                  =============            =============          =============
   Income taxes paid                              $       -                $        -             $        -
                                                  =============            =============          =============


NON-CASH INVESTING AND FINANCING:
   Services exchanged for stock subscriptions     $       -                $        -             $      10,000
   Stock subscribed in exchange for payables      $       -                $      10,000          $      10,000
   Payables exchanged for shares of stock         $    160,000             $        -             $     160,000
   Stock issued in payment of notes payable       $        200             $        -             $         200
   Debt forgiven by directors and officers        $     65,000             $        -             $      65,000

         See accompanying notes and accountant's review report.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                                 March 31, 2001


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Reward Enterprises, Inc., formerly Sports Entertainment (hereinafter "the Company"), was incorporated in December 1997 under the laws of the State of Nevada primarily for the purpose of offering interactive online internet entertainment and game playing. The name change to Reward Enterprises, Inc. was effective on July 28, 1998.

In July and August 1999, the Company incorporated two subsidiaries in the eastern Caribbean. On October 27, 2000, the Bermuda subsidiary ceased operations. See Note 5. The Company is in the development stage and as of March 31, 2001 had not realized any significant revenues from its planned operations. The Company's year-end is June 30.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Reward Enterprises, Inc. is presented to assist in understanding the Company's consolidated financial statements. The consolidated financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Development Stage Activities
----------------------------
The Company has been in the development stage since its formation on December 12, 1997. It is primarily engaged in internet entertainment and the business of gaming.

Going Concern
-------------
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company incurred net losses of $119,167 and $41,730 for the nine months ended March 31, 2001 and 2000, respectively. The Company is currently putting technology in place that will, if successful, mitigate these factors that raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management plans to seek appropriate acquisitions that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                                 March 31, 2001


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Method
-----------------
The Company's financial statements are prepared using the accrual method of accounting.

Basic and Diluted Loss Per Share
--------------------------------
Net loss per share was computed by dividing the net loss by the weighted average number of shares outstanding during the period. The weighted average number of shares was calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Basic and diluted loss per share were the same, as there were no common stock equivalents outstanding.

Cash and Cash Equivalents
-------------------------
For purposes of the Consolidated Statement of Cash Flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Provision for Taxes
-------------------
At March 31, 2001, the Company had a net cumulative operating loss of approximately $420,000. No provision for taxes or tax benefit has been reported in the financial statements, as there is not a measurable means of assessing future profits or losses.

Use of Estimates
----------------
The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Impaired Asset Policy
---------------------
In March 1995, the Financial Accounting Standards Board issued a statement titled "Accounting for Impairment of Long-lived Assets." In complying with this standard, the Company reviews its long-lived assets quarterly to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable. The Company has recorded an impairment to its software license website and computer hardware of $65,160 at March 31, 2001, effectively reducing the recorded amount of these assets to $1,319.

Derivative Instruments
----------------------
In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This standard establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                                 March 31, 2001


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Instruments (continued)
----------------------------------
At March 31, 2001, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Principles of Consolidation
---------------------------
The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation.

Segment Reporting
-----------------
In July and August 1999, the Company incorporated two subsidiaries in the eastern Caribbean.

As of March 31, 2001, neither subsidiary had revenues or expenses. The Company expects to use segment reporting for its subsidiaries once operations are established.

Interim Financial Statements
----------------------------
The interim financial statements for the period ended March 31, 2001, included herein have not been audited, at the request of the Company. They reflect all adjustments, which are, in the opinion of management, necessary to present fairly the results of operations for the period. All such adjustments are normal recurring adjustments. The results of operations for the period presented is not necessarily indicative of the results to be expected for the full fiscal year.


NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The useful lives of property, plant and equipment for purposes of computing depreciation is five years.

Depreciation expense of $1,509 has been recognized for the nine months ended March 31, 2001.


NOTE 4 - INTANGIBLE ASSETS

The Company originally capitalized $60,000 which is the contractual cost of the website and software license purchased from an independent supplier. In the quarter ended March 31, 2001, the Company recorded an impairment expense of $60,000 attributable to the decreased value of its software license and website. No portion of this software was internally developed and, accordingly, there are no internal costs associated with this software which were charged to research and development. Consistent with SOP 98-1, the costs of this software-which was purchased solely for internal use and will not be marketed externally-have been capitalized and will be amortized over five years. Currently the website and software license had not been put into service and were not being amortized.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                                 March 31, 2001


NOTE 5 - SUBSIDIARIES

On July 22, 1999, the Company incorporated a wholly owned subsidiary in Nevis, eastern Caribbean under the name Reward Nevis Group, Inc. Another wholly owned subsidiary, Reward International Group Ltd., a Bermudian company, was incorporated August 6, 1999 but ceased operations on October 27, 2000. The Company contributed an initial investment of $10,400 toward the start-up of the subsidiaries, which sum was expensed.


NOTE 6 - COMMON STOCK

Upon incorporation, subscriptions for 10,000,000 shares of common stock were issued at $0.01 per share for $10,000. In July 1999, the Board of Directors authorized a 1 for 10 reverse stock split. This decreased the number of issued and outstanding shares to 1,000,000 and the par value of the stock to $0.001 per share. All financial statement information herein has been changed to reflect this stock split.

Additional share issuances under Regulation D, Rule 504, include 1,400,000 common shares at $.01 and 315,000 common shares at $0.50 per share, for total proceeds of $171,500.

At June 30, 1999, $10,000 in stock subscriptions was receivable. During the year ended June 30, 2000, the subscriptions receivable were satisfied.

During October 2000, 10,000,000 common stock shares were issued at $0.001 per share for cash proceeds of $10,000 which gave Mr. Brian Doutaz a 64% ownership. An additional 200,000 common stock shares were issued at $0.001 per share to satisfy a note payable.

During December 2000, stock options were exercised in exchange for consulting fees payable. These stock options were exercised, resulting in 1,600,000 common stock shares being issued in exchange for satisfying $160,000 in consulting fees payable.

In March of 2001, 1,000,000 options were exercised at $0.10 per share of common stock.


NOTE 7-STOCK OPTIONS

In September 1998, the Company adopted the Reward Enterprises, Inc. 1999 Directors and Officers Stock Option Plan, a non-qualified plan. This plan allows the Company to distribute up to 2,000,000 shares of common stock to officers, directors, employees and consultants through the authorization of the Company's board of directors.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                                 March 31, 2001


NOTE 7-STOCK OPTIONS (continued)

During 1999, the Company granted 2,500,000 common stock options for the services of consultants. The options issued include negotiation rights and begin vesting in June 1999, with 25% of the eligible shares vesting each year until the recipients are fully vested in their shares.

The Company entered into consulting agreements with three directors of the Company, whereby two of the directors would each receive $5,000 per month and 1,000,000 common stock options (with half exercisable at $0.10 per share and half exercisable at $0.25 per share) and the other director would receive $2,500 per month and 500,000 common stock options (with half exercisable at $0.10 per share and half exercisable at $0.25 per share.) These consulting agreements were terminated effective October 31, 2000. All options related to these agreements expire April 30, 2009. At March 2001, all of the aforementioned directors forgave the accrued consulting fees due to them and, accordingly, these amounts were recognized as additional paid-in capital in the amount of $65,000.

On October 16, 2000, the Company adopted the 2000 Stock Option Plan, a non-qualified plan that allows the Company to distribute up to 7,000,000 shares of common stock to directors, officers and employees. Stock options of 100,000 were granted to a consultant. The exercise price of these options will be $0.10 per share for the first 50,000 options and $0.25 per share for the balance of 50,000 options. These will expire September 30, 2009. During November 2000, 2,230,000 options were granted with an exercise price of $0.10 per share (in settlement of consulting fees) and with an expiration date of April 30, 2001.
Of these stock options 1,600,000 were exercised before December 31, 2000 and at March 31, 2001 an additional 1,000,000 were exercised at $0.10 per common share.

The fair value of each option granted is estimated on the grant date using the Black-Scholes Option Price Calculation. The following assumptions were made in estimating fair value: Risk-free interest rate of 5% and expected life of ten years. A minimum volatility of 30% was used and resulted in no adjustment to compensation.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                                 March 31, 2001


NOTE 7-STOCK OPTIONS (Continued)

Following is a summary of the stock options:

                                                                       Weighted
                                                        Number          Average
                                                          Of           Exercise
                                                        Shares           Price
                                                      -----------   -----------
Outstanding at 6-30-1998                                     -      $      -
                                                      ===========   ===========

Granted                                                 2,500,000   $      0.18
Exercised                                                    -             -
Forfeited                                                    -             -
Outstanding at 6-30-1999                                2,500,000   $      0.18
                                                      ===========   ===========
Options exercisable at 6-30-1999                          625,000   $      0.18
                                                      ===========   ===========

Outstanding at 7-1-1999                                 2,500,000   $      0.18
Granted                                                      -             -
Exercised                                                    -             -
Forfeited                                                    -             -
                                                      -----------   -----------
Outstanding at 6-30-2000                                2,500,000   $      0.18
                                                      ===========   ===========
Options exercisable at 6-30-2000                        1,250,000
                                                      ===========

Outstanding at 7-1-2000                                 2,500,000   $      0.18
Granted                                                 2,330,000          0.10
Exercised                                              (2,600,000)         0.10
Forfeited                                                    -             -
                                                      -----------   -----------
Outstanding at 3-31-2001                                2,230,000   $      0.18
                                                      ===========   ===========

Options exercisable at 3-31-2001                        1,430,000
                                                      ===========


NOTE 8 - RELATED PARTIES

Certain consultants who received common stock options under the Company's non-qualified stock option plan are the Company's directors and stockholders. (See Note 6). An associate of a director of the Company provides office space to the Company at no charge. The value of this space is not considered significant. The Company also received funds from related parties. See Note 10.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                                 March 31, 2001


NOTE 9 - EXTRAORDINARY INCOME

Database Development
--------------------
The Company's purchase commitment for services to develop a website totaled $10,000, of which $5,000 was paid in 1999. As of December 31, 2000, the Company considered that the majority of the services contracted for were payable and accrued the balance owing of $5,000 as part of accounts payable. At March 31, 2001, this amount was forgiven by the vendor and recognized as extraordinary income.

Software License Agreement
--------------------------
The Company's purchase commitment for a software license agreement totaled $50,000 of which $30,000 was paid in 1999. As of December 31, 2000, the Company considered the contract payable and accrued the balance of $20,000 as part of accounts payable. At March 31, 2001, this amount was forgiven by the vendor and recognized as extraordinary income.


NOTE 10 - COMMITMENTS AND CONTINGENCIES

As further consideration for the rights granted under the software license, the licensee, Reward Enterprises, Inc., will pay a royalty calculated at 30% of gross revenue until aggregate royalty payments of $100,000 have been paid.
After the $100,000 has been paid, the royalty rate will be reduced to 20% of gross revenue until an aggregate $1,000,000 has been paid and, thereafter, royalty payments will be 15% of gross revenue for the balance of the term of the agreement. The term of the agreement is two years, commencing June 15, 1999, with an option to renew for another two years. Royalty payments begin at the end of the first month after the Company is no longer considered to be in the development stage. At March 31, 2001, this agreement was terminated. There is no further obligation to either party.


NOTE 11 - LOANS PAYABLE

The Company received funds from related parties in the form of loans. These are recorded as unsecured, non-interest bearing, short-term loans, payable upon demand. These loans were satisfied by payment in cash and issuance of common stock shares during the quarter ended December 31, 2000.


NOTE 12 - CONCENTRATIONS

The Company maintains two checking accounts at a financial institution located in Delta, British Columbia, Canada. One checking account is maintained in U.S. dollars, and the second in Canadian dollars. The combined total of both accounts, as translated to U.S. dollars, was $90,480 as of March 31, 2001. The U.S. currency account is not insured.

                            REWARD ENTERPRISES, INC.
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                                 March 31, 2001


NOTE 13 - TRANSLATION OF FOREIGN CURRENCY

The Company has adopted Financial Accounting Standard No. 52. Foreign currency translation resulted in an aggregate exchange loss of $245 for the period ended March 31, 2001. The Company recorded this transaction in the Statement of Stockholders' Equity.


NOTE 14 - SUBSEQUENT EVENT

On March 27, 2001, the Company entered into a merger agreement with Q Presents, Inc. (QP). QP and its shareholders agreed to transfer to Reward 100% of the shares and ownership of QP.

In exchange for all the shares of QP, Reward will issue to QP shareholders a total of 6,000,000 shares of its common stock.

Immediately following the issuance of the acquisition shares, the control block of 10,200,000 common stock shares owned by Mr. Robert Dinning and Mr. Brian Doutaz will be cancelled.

                                    EXHIBIT D

                                             QPRESENTS, INC.
                                             (A DEVELOPMENT STAGE COMPANY)

                                             FINANCIAL STATEMENTS
                                             FOR THE PERIOD MARCH 19, 2001
                                             (DATE OF INCEPTION) TO MAY 31, 2001

Q PRESENTS, INC.
(A DEVELOPMENT STAGE COMPANY)

FOR THE PERIOD MARCH 19, 2001
(DATE OF INCEPTION) TO MAY 31, 2001









                                    CONTENTS






                                                                            Page

Independent auditors' report                                                   1


Financial statements

     Balance sheet                                                             2

     Statement of operations                                                   3

     Statement of shareholders' deficit                                        4

     Statement of cash flows                                                   5

     Notes to financial statements                                          6-10

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Q Presents, Inc.
(A Development Stage Company)
Santa Monica, California



We have audited the accompanying balance sheet of Q Presents, Inc. (A Development Stage Company) as of May 31, 2001 and the related statements of operations, shareholders' deficit and cash flows for the period March 19, 2001 (date of inception) to May 31, 2001. These financial statements are the responsibility of the management of Q Presents, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Q Presents, Inc. as of May 31, 2001 and the results of its operations and its cash flows for the period March 19, 2001 (date of inception) to May 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred operating losses since its inception and requires additional financing to continue operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in
Note 2. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that may result should the Company be unable to continue as a going concern.



Los Angeles, California
June 15, 2001

Q PRESENTS, INC.
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET
MAY 31, 2001



ASSETS

Current assets
   Cash                                                              $    4,661
                                                                     ----------

Web site development costs                                               57,998
                                                                     ----------

                                                                     $   62,659
                                                                     ==========



LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
   Note payable - related party                                      $   72,000
   Accounts payable and accrued expenses - related party                  2,628
                                                                     ----------

            Total current liabilities                                    74,628
                                                                     ----------

Commitments (Note 5)

Shareholders' deficit
   Common stock, $1 par value: 1,000 shares authorized,
      issued and outstanding                                              1,000
   Deficit accumulated during the development stage                     (12,969)
                                                                     ----------

                                                                        (11,969)
                                                                     ----------

                                                                     $   62,659
                                                                     ==========



See notes to financial statements.

Q PRESENTS, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 19, 2001
(DATE OF INCEPTION) TO MAY 31, 2001




Revenue                                                              $     -

Operating expense
   Bank charges                                                              39
   Legal expense                                                            402
   Interest expense                                                         593
   Office rent                                                           11,935
                                                                     ----------

Loss from operations                                                 $   12,969
                                                                     ==========









See notes to financial statements.

Q PRESENTS, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF SHAREHOLDERS' DEFICIT
FOR THE PERIOD MARCH 19, 2001
(DATE OF INCEPTION) TO MAY 31, 2001

                                                                                    Deficit
                                                                                  accumulated
                                                          Common stock            during the
                                                     --------------------
                                                      Shares                      development
                                                      issued      Amount             stage            Total
                                                     --------  ----------       ---------------    -----------
Issuance of stocks, March 23, 2001                   1,000      $    1,000        $     -           $    1,000

Net loss from operations                              -               -              (12,969)          (12,969)
                                                     -----      ----------        ----------        ----------

Balance at May 31, 2001                              1,000      $    1,000        $  (12,969)       $  (11,969)
                                                     =====      ==========        ==========        ==========





See notes to financial statements.

Q PRESENTS, INC.
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS
FOR THE PERIOD MARCH 19, 2001
(DATE OF INCEPTION) TO MAY 31, 2001




Cash flows from operating activities
   Net loss                                                          $  (12,969)
   Changes in assets and liabilities
     Accounts payable and accrued expenses - related party                2,628
                                                                     ----------

       Net cash used in operating activities                            (10,341)
                                                                     ----------

Cash flows from investing activities
   Web site development costs                                           (57,998)
                                                                     ----------

Cash flows from financing activities
   Note payable - related party                                          72,000
   Issuance of stock                                                      1,000
                                                                     ----------

       Net cash provided by financing activities                         73,000
                                                                     ----------

Net increase in cash                                                      4,661

Cash, beginning of period                                                  -
                                                                     ----------

Cash, end of period                                                  $    4,661
                                                                     ==========



Supplemental disclosure of cash flow information:

   Cash paid during the year for:

      Interest                                                       $     -
                                                                     ==========

      Income taxes                                                   $     -
                                                                     ==========


See notes to financial statements.

Q PRESENTS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 19, 2001
(DATE OF INCEPTION) TO MAY 31, 2001

1.    Summary of significant accounting policies and business activity

       Business activity

        Q Presents, Inc. (the "Company") was incorporated on March 19, 2001 under the laws of the State of California. The Company was formed to provide innovative event management and marketing automation solutions to take advantage of the meeting, hotel trade show and convention industries.

        The Company will generate revenue through licensing its "Q" automated event management services and related supported offerings; licensing its Intranet and online services; sales of dedicated advertising; sales of related merchandise; and its promotion and publicity services.

        To date, the Company has focused on the development of its business plan, the development of the website and the development of "The Q" technological platform and has not generated any revenue.

        At April 12, 2001, the Company and Reward Enterprises Inc. ("Reward"), a Nevada corporation, entered into an "Acquisition Agreement and Plan of Reorganization". Each of the Company's shareholders on or before May 31, 2001 (closing date), agrees to transfer to Reward, their shares in exchange for an aggregate of 6,000,000 shares of Reward, par value $0.001. All the common shares (10,200,000 shares) held as of March 28, 2001 by the Reward's officers and directors were cancelled, however, they shall be entitled to retain any shares which may be issued prior to the closing date pursuant to the proper exercise their options to purchase common shares of Reward. The Rewards' officers and directors are the holders of 2,330,000 options which may be converted into common shares of Reward. Immediately following the closing, there will be 11,315,000 into common shares issued and outstanding in Reward, which number may be increased by as much as 2,330,000 shares of common stock depending upon whether or not the officers and directors exercise any of their options prior to the closing. Upon the merger, the Company will cease and Reward will continue as the surviving corporation. From and after the closing, the Company's officers will be the officers and directors of the surviving corporation.

       Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Q PRESENTS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued
FOR THE PERIOD MARCH 19, 2001
(DATE OF INCEPTION) TO MAY 31, 2001

1.    Summary of significant accounting policies and business activity -
      Continued

       Cash and cash equivalents

        The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

       Web site development costs

        EITF Issue 00-2 "Accounting for Web Site Development Costs" provides guidance on how an entity should account for costs incurred to develop a web site. All costs incurred in the planning stage should be expensed as incurred. All costs related to software used to operate a web site, costs incurred to develop graphics and costs incurred in the operations stage that provide upgrades and enhancements that add functionality for internal use, should be accounted for under Statement of Position No. 98-1 (SOP 98-1).

        SOP 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" provide guidance over accounting for computer software developed or obtained for internal use including the requirement to capitalize specified costs and amortization of such costs. The capitalization of software development costs begins upon the establishment of technological feasibility of the product, which the Company has defined as the completion of beta testing of a working product. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future gross product revenue, estimated economic life and changes in software and hardware technology. Web site development costs are amortized on the straight-line method over its estimated economic life.

       Impairment of long-live assets

        Long-live assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized when the aggregate of estimated future cash inflows less estimated future cash outflows, to be generated by an asset are less than the asset's carrying value. Future cash inflows include an estimate of the proceeds from eventual disposition. For purposes of this comparison, estimated future cash flows are determined without reference to their discounted present value. If the sum of undiscounted estimated future cash inflows is equal to or greater than the asset's carrying value, impairment does not exist. If, however, expected future cash inflows are less than carrying value, a loss on impairment should be recorded. Such a loss is measured as the excess of the asset's carrying value over its fair value. Fair value of an asset is the amount at which an asset could be bought or sold in a current transaction between a willing buyer and seller other than in a forced or liquidation sale. The Company measures an impairment loss by comparing the fair value of the asset to its carrying amount. Fair value of an asset is calculated as the present value of expected future cash flows.

Q PRESENTS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued
FOR THE PERIOD MARCH 19, 2001
(DATE OF INCEPTION) TO MAY 31, 2001



1.    Summary of significant accounting policies and business activity -
      Continued

       Fair value of financial instruments

        The fair values of the Company's financial instruments approximate the carrying value of the instruments.

2.    Going concern

       The financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assume that the Company will continue in operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations.

       Several conditions and events cast doubt about the Company's ability to continue as a "going concern". The Company is in a development stage and has not generated any revenue, has incurred net losses of approximately $13,000 for the period from inception March 19, 2001 to May 31, 2001, has a working capital deficiency at May 31, 2001 of approximately $80,000, and requires additional financing for its business operations. The Company's ability to operate as a going-concern is dependent on its ability to obtain adequate financing to fund its operations until the Company is able to generate commercial revenues sufficient to fund ongoing operations. At this time, the Company expects that it will need approximately $1,500,000 in additional financing over the next one year in order to fully execute its long-term strategic plan. The Company currently anticipates financing through the sale of its restricted stock and through the acquisition of cash flow positive companies. Management will engage financial professionals who will assist in the raising of the capital. There can, however, be no guarantee that such offering will be successfully completed or that any additional funding will be available on terms favorable to the Company or its stockholders, if at all. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

       If the Company were unable to continue as a "going concern", then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses, and the balance sheet classifications used.

Q PRESENTS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued
FOR THE PERIOD MARCH 19, 2001
(DATE OF INCEPTION) TO MAY 31, 2001


3.    Note payable - related party

       The note payable as of May 31, 2001 represents a promissory note to Reward in the amount of $72,000. This note bears interest at the San Francisco Federal Reserve discount rate plus two percent. At May 31, 2001, the discount rate was four percent. The principal and interest of this note is due on September 30, 2001. Subsequent to May 31, 2001, Reward loaned an additional $68,000. As of May 31, 2001, the Company accrued $593 interest expense.


4.    Other related party transactions

       The Company has leased its office space for a six month period starting March 19, 2001 from SimplyFamily.com, Inc., a company owned by the majority shareholders. The monthly rental is $5,000. As of May 31, 2000, the Company has paid $10,000 and accrued $1,935 rent expense.

       On March 23, 2001, the Company entered into an End User License
       Agreement (the "Agreement") with SimplyFamily.com (the "Licensor"). The Agreement gave the Company the non-exclusive rights to use the Licensor's proprietary computer and web-based applications needed to provide the Q automated event management services. The agreement prohibits the Company from making copies of any materials furnished by the Licensor. In consideration of these rights, the Company paid $1 to SimplyFamily.com.


5.    Commitments

       Financial consulting

        In March 2001, the Company entered into a one year financial consulting services agreement with Hareden International Limited (the Consultants). The Consultants will provide the following agreement services:

          Advice and financial services to the Company, especially with respect to communications and information, which include, investor relations and public relations campaigns, locating investors and financiers to facilitate the Company's short term capital needs stated to be one million dollars over twelve months, and reviewing suggested merger candidates for their impact on the investor confidence in the Company through the public market.

Q PRESENTS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued
FOR THE PERIOD MARCH 19, 2001
(DATE OF INCEPTION) TO MAY 31, 2001



5.    Commitments - Continued

        Assisting and providing advice and financial consulting services to the Company in its management relations with other joint venture partners, present and potential;

          Any other areas of the public entity which the Consultants expertise proves fit to consult on;

          Advise the Company with regards to strategies to access the public markets, become a Publicly traded entity, and enter into a merger agreement with an existing publicly traded entity.

        In consideration for the above services, the Company shall pay the Consultant 1,000,000 restrictive shares of the Company's common stock. Upon receipt of the first financing in the amount of one hundred thousand dollars, the Consultants shall receive three hundred thousand thirty three shares of restricted stock. The balance of the million shares is to be paid out evenly each quarter of the term of the agreement. The obligation of the Company to pay the Consultants shall be conditional upon the Consultants arranging for the Company to become, or merge with a publicly traded entity and the Company having an authorized share capital allowing it to issue there shares.

        Indemnification of Reward

          In connection with the "Acquisition Agreement and Plan of Reorganization", the Company agrees to indemnify Reward against any loss, damage, or expense (including reasonable attorney fees) suffered by Reward from (1) any breach by the Company or the Company's Shareholders of this Agreement or (2) any inaccuracy in or breach of any of the representations, warranties, or covenants by or the Company's Shareholders herein; provided, however, that (a) Reward shall be entitled to assert rights of indemnification hereunder only if and to the extent that it suffers losses, damages, and expenses (including reasonable attorney fees) exceeding $50,000 in the aggregate and (b) Reward shall give notice of any claims hereunder within twelve months beginning on the date of the Closing. No loss, damage, or expense shall be deemed to have been sustained by Reward to the extent of insurance proceeds paid to, or tax benefits realizable by, Reward as a result of the event giving rise to such right to indemnification.